UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04665
                                   ---------

                     Commonwealth International Series Trust
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               (Exact name of registrant as specified in charter)

5847 San Felipe, Suite 850      Houston, TX              77057
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     (Address of principal executive offices)         (Zip code)


InCap Service Company 630 Fitzwatertown Road "A" Willow Grove, PA  19090-1904
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: 888-345-1898
                                                    ------------

Date of fiscal year end:  10/31/2004
                        ---------------

Date of reporting period: 10/31/2004
                         --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   REPORTS TO SHAREHOLDERS
          The following is a copy of the annual report to shareholders for the period ended October 31, 2004 pursuant to Rule 30e-1 under the Investment Company Act of 1940.


                         The Commonwealth International
                                  Series Trust
                           Australia/New Zealand Fund
                                   Japan Fund
                                   Global Fund
                           Real Estate Securities Fund

                                     [LOGO]
                                  COMMONWEALTH
                           INTERNATIONAL SERIES TRUST

                                  ANNUAL REPORT

                                October 31, 2004

                                     [LOGO]
                                  COMMONWEALTH
                           INTERNATIONAL SERIES TRUST

         630-A Fitzwatertown Road, Willow Grove, PA 19090 o 888.345.1898
                 Commonwealth Australia/New Zealand Fund (CNZLX)
                Commonwealth Real Estate Securities Fund (CNREX)
                        Commonwealth Global Fund (CNGLX)
                         Commonwealth Japan Fund (CNJFX)
                            www.commonwealthfunds.com

Dear Shareholder:

We are pleased to present this annual report on the Commonwealth International Series Trust for the twelve months ended October 31, 2004.

Report on the Commonwealth Australia & New Zealand Fund (CNZLX): The Australia/New Zealand Fund's net asset value ("NAV") as of October 31, 2004 is U.S. $16.39 per share compared to U.S. $14.44 per share on October 31, 2003, an increase of 13.5%. On December 12, 2003 the Australia/New Zealand Fund made distributions of U.S. $0.42 per share. The twelve month total return for the Australia/New Zealand Fund is 16.7%, assuming reinvestment of gross distributions. We believe the Fund's longer-term performance has continued to be competitive relative to the asset classes invested in, which includes an allocation to fixed income.

--------------------------------------------------------------------------------
                                Asset Allocation
--------------------------------------------------------------------------------
      New Zealand -- Equities                                        31%
      Short-Term Investments                                         30%
      New Zealand -- Bonds                                           22%
      Australia -- Equities                                          15%
      Australia -- Bonds                                              2%
--------------------------------------------------------------------------------

* Short-Term Investments include foreign currency valued at the current exchange rate. Percentages are based on total market value of investment securities.

For the twelve month period ending October 31, 2004 the New Zealand Exchange 50 Free Float Total Return Index(1) increased 21.9% in New Zealand Dollar terms and 36.1% in U.S. dollar terms. The 10 Year New Zealand Government Bond, as measured by the Bloomberg Fair Value New Zealand Government 10 Year Bond Index(2), decreased 2.4% in New Zealand Dollar terms. The New Zealand Dollar appreciated 11.5% versus the U.S. Dollar over this same period. For the twelve month period ending October 31, 2004 the Australian All Ordinaries Index(3) increased 21.6% in Australian Dollar terms and 28.1% in U.S. Dollar terms. The Australian Dollar continued to appreciate versus the U.S. Dollar on the heels of rising commodity prices and strong growth in the Asia Pacific Region, with the Australian Dollar 5.6% higher versus the U.S. Dollar during this period.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

New Zealand's Real Gross Domestic Product (GDP) expanded 4.4% from a year earlier in the 3rd quarter of 2004 following a 5.7% expansion in the previous quarter. Real GDP growth will likely moderate in 2005, although higher government spending ahead of the general election in September 2005 should prevent a steeper slowdown. New Zealand's strong economic growth in recent years has resulted in strong employment gains with the economy adding almost twice as many jobs as economists expected in the third quarter of 2004, cutting the unemployment rate to 3.8%, the lowest in more than 18 years. The Organization for Economic Cooperation and Development (OECD), which uses standardized rates, said New Zealand's unemployment rate is the second lowest of the 27 economies in the OECD.

Looking forward, there is clear downside risk to the New Zealand economy should global growth weaken to any substantial degree and/or commodity prices retreat from their current high levels. While the real exchange rate in New Zealand has been at a high level all year, the difference in this cycle is that New Zealand's terms of trade are at their highest level in thirty years, while New Zealand's trading partner GDP growth has been the strongest in ten years. Meanwhile, exporters have had the protection of strong terms of trade and a strong global economy. The key to the equity market outlook in New Zealand is where the global and local environment are headed. Our forecast is for growth to retreat from an above trend rate to about-trend or to a just-below trend rate. Thus, our expectations for equity returns next year are modest.

Australia's domestic and foreign demand for goods and services has been strong for the last year which in turn has supported rising equity prices. Australia's GDP grew at 3% year over year in the third quarter of 2004 from the third quarter of 2003, while the unemployment rate dropped from 5.9% in October of 2003 to 5.3% in October of 2004. The strong rise in Australia's terms of trade, which has boosted national income in recent years, owes much to China's huge appetite for natural resources. Equity valuations remain reasonable which still argues the case of favoring equity over other asset classes; as reflected in the Fund's asset allocation.

Report on the Commonwealth Global Fund: The Global Fund's NAV as of October 31, 2004 is U.S. $13.89 per share compared to U.S. $11.99 per share on October 31, 2003, an increase of 15.9%. The MSCI World Index(4) increased 13.8% in U.S. Dollar terms for the twelve month period ending October 31, 2004. Over the twelve month period ending October 31, 2004, the MSCI EAFE Index(5) outperformed the MSCI World Index and the S&P 500 Index,(6) appreciating 19.4% versus 9.4% for the S&P 500 and 13.8% for the World Index. We are pleased with the Global Fund's performance.

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                           Country/Region Allocation*
--------------------------------------------------------------------------------
      North America                                                     45%
      Europe                                                            25%
      Bonds, Pfd. Stock, & Short Term Investments (U.S.)                11%
      Emerging Markets                                                  10%
      Developed Asia ex-Japan                                            5%
      Japan                                                              4%
--------------------------------------------------------------------------------

*     Percentages are based on total market value of investment securities.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

On balance we believe that the global economy will run on a slower track next year compared to the previous twelve months. Higher average interest rates and continued high oil prices are likely to take a toll on the rate of economic activity in the months ahead. However, we think that business expansion will prove sustainable, but we also sense that growth may ease should oil prices climb further. Our preference for broad diversification and income producing equities with reasonable valuations remains very much intact.

The U.S. Dollar Index, an indicator of the general international value of the U.S. Dollar based on the average exchange rates versus six major world currencies, has declined 28% through the end of October 2004 from its all time high in mid 2001. Management believes the main drivers of the U.S. Dollar weakness include the expanding trade and budget deficits along with record low interest rates. In addition, sustained foreign purchases of U.S. debt securities have helped to keep interest rates low which in turn have helped to finance U.S. consumers' spending binge. While a declining U.S. Dollar is beneficial for U.S. exporters, a falling dollar may likely result in higher import price inflation which in turn could foster higher inflation in the U.S. at a time when the domestic savings rate remains near historic lows. Management believes that in order to correct this structural imbalance, the U.S. will either need to reduce deficit spending, increase economic growth through higher productivity, and/or witness higher consumer consumption in the rest of the world in order to reduce foreigners' high net savings rate.

Report on the Commonwealth Japan Fund: The Japan Fund's NAV on October 31, 2004 is U.S. $3.61 per share compared to U.S. $3.98 per share on October 31, 2003, a decrease of 9.3%. The TOPIX, also known as the Tokyo Price Index,(7) increased 5.1% in Japanese Yen terms and 9.1% in U.S. Dollar terms over the last twelve months. The Japanese Yen appreciated 3.9% versus the U.S. Dollar over the last twelve months. We are disappointed in the Fund's shorter-term performance. This underperformance may be in part explained by our strategy of investing more heavily in large-cap stocks and in industrials and infrastructure related companies, which have not performed as well as the broader market. The small size of the Fund results in a higher expense ratio because of the fixed and semi-fixed costs that have to be absorbed by a smaller asset base (see further discussion under Expense ratios and how they impacted Fund performance) and Fund share turnover higher than our other Funds experienced, relative to their size.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
                               Sector Allocation*
--------------------------------------------------------------------------------
      Investment Companies                            20%
      Consumer Discretionary                          17%
      Industrials                                     16%
      Information Technology                          14%
      Financials                                       7%
      Materials                                        7%
      Consumer Staples                                 6%
      Health Care                                      5%
      Utilities                                        5%
      Telecommunications Services                      2%
      Short-Term Investments                           1%
--------------------------------------------------------------------------------

*     Sector allocation is based on the Global Industry Classification System
      (GICS), which is an enhanced industry classification standard, developed by Standard & Poor's in collaboration with Morgan Stanley Capital International (MSCI). Short-Term Investments include foreign currency valued at the current exchange rate. Percentages are based on total market value of investment securities.

After posting two consecutive quarters of above 3% annualized growth in the fourth quarter of 2003 and the first quarter of 2004, GDP growth in the second quarter of 2004 contracted 0.6% and rose only marginally in the third quarter by 0.2%. An earnings slowdown is expected for fiscal year 2005 due to the weakened momentum of the macro-economy, a downturn in semiconductor business, a strong yen, and higher oil prices.

Higher profitability by Japanese companies has made the expansion in Japan more durable. While bankruptcies have reduced the number of unviable firms, labor costs have been reduced dramatically, especially in manufacturing. Yet, despite rising profits, firms remain cautious. Japan's mild deflation is likely to continue beyond 2004. Some measures of core prices have shown a modest improvement. However, economic slack remains, while deflationary expectations remain deep-seated. The Bank of Japan has been more flexible, but has not acted in a manner that might end these expectations rapidly.

Japan remains more reliant on external demand than is common for such a large economy. External demand helped advance Japan's cyclical prospects in 2003-04. Much of the expansion in Japan's exports reflected close trade relations with rapidly growing Asian countries. Many Japanese companies are well positioned to participate in China's growth through ventures in China. Increased offshore production by Japanese companies also has given rise to increased trade. Over the long run, the efficiency gains from this specialization of the production process could help raise returns substantially above recent (depressed) norms, fostering economic resilience.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Report on the Commonwealth Real Estate Securities Fund: The Real Estate Securities Fund's NAV as of October 31, 2004 is U.S. $10.54 per share compared to U.S. $10.00 per share on January 5, 2004 (the Fund's inception date), an increase of 5.4%. The Morgan Stanley REIT Index(8) increased 20.4% for the period January 5, 2004 (the Fund's inception date) through October 31, 2004 versus an increase of 2.1% for the S&P 500 Index6. The Fund's under-performance of the Morgan Stanley REIT Index was due in part to having a larger allocation of cash and cash equivalents as the Fund began to build its core portfolio during this period. As of October 31, 2004 about 87% was invested in core holdings versus short-term investments of about 13%.

--------------------------------------------------------------------------------
                                Asset Allocation
--------------------------------------------------------------------------------
      U.S. REITS                                                   39%
      International                                                19%
      U.S. Investment Companies                                    15%
      U.S. Other Real Estate                                       14%
      Bonds, Pfd. Stock & Short-Term Investments                   13%
--------------------------------------------------------------------------------

*     Percentages are based on total market value of investment securities.

With the exception of April, a month seeing major declines in REIT stocks, investors in REIT's have realized strong performance when compared to other investment vehicles. In fact, many investors may not be aware that the industry has realized five consecutive years of strong performance, posting a cumulative total return of 134% since the beginning of 2000.

The strong selling points for REIT's are their lucrative dividends, which typically account for two-thirds of their total return. The average annual dividend payout remains high relative to companies in the S&P 500 Index. On average, REIT dividends are 5.0% before taxes, compared to a pre-tax yield of 1.6% for companies in the S&P 500 Index. Over the last 12 years, the average annual dividend growth rate of 6.0% outpaced the average rate of inflation of approximately 2.5%.

As noted in our April 30, 2004 semi-annual report, the NAREIT Equity Index declined 14.6% in April when investors overreacted to a stronger than expected unemployment report which fueled speculation of upward interest rate movements. While higher interest rates will trigger more competition from bonds, bank CD's and other investments, we believe that the belief that there is a direct negative correlation between REIT fundamentals and interest rates has proved unfounded. In fact, over the course of the year, real estate stocks have continued to provide above average yields amidst a rising interest rate environment and have erased a majority of the losses seen in April.

Higher interest rates can produce offsetting benefits to real-estate companies. Interest rates tend to rise in an improving economy, increasing the need for office and retail space. At the same time, speculative development is cut off, limiting supply and increasing prices. Another benefit is increased occupancy rates, which produce additional income to offset higher operating costs.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

We founded the Fund to provide investors with exposure to the real estate sector, not just REIT's, which is why we invest in securities of Real Estate Industry Companies (i.e., those whose fortunes are impacted by the real estate market which may include REIT's, real estate development companies, real estate management companies, building supply companies, timber companies and other publicly-traded companies involved in real estate related activities and industries). We also look at global opportunities, not just U.S. companies.

We also thought owners of our Fund would like to know just how a REIT common stock may differ from other equity securities. REIT's are a creature of federal tax law, established in 1960 to allow the earnings to be taxed only once at the shareholder level. To enjoy this benefit, a REIT must distribute at least 90% of its taxable income (not Financial GAAP income) each year. If all taxable income is distributed, then double taxation is eliminated. This is one reason REIT's tend to pay higher dividends than the stock market as a whole. The REIT must also base its activities on long term real estate related activities as opposed to short term trading (more information on REIT's may be obtained at www.nareit.com).

Who is the adviser?

The Funds' investment adviser is FCA Corp. FCA is a fee-based financial planning and investment counseling firm located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA and its predecessors have been in business since 1975.

Why do our Funds include shares of foreign companies?

We believe a portfolio containing foreign securities offers an investor better diversification and less correlation versus a solely U.S equity portfolio. In general, we think that investors should look at international investing not only for diversification, but because there really is no reason for investors to limit themselves to the U.S. stock market. A well diversified investment portfolio includes an allocation to international as well as domestic markets because investing outside the U.S. provides the traditional benefits of diversification--the potential to diminish risk and achieve more consistent long-term performance. It also offers exposure to many of the world's leading companies and fastest growing economies. What are ADRs and how do we use them?

Depositary Receipts, also known as ADRs, are U.S. publicly traded equities backed by certificates that represent a foreign company's shares. Depositary Receipts are created when a broker purchases the company's shares on the home market and delivers them to the depositary's custodian bank, which then instructs the depositary bank to issue Depositary Receipts. Depositary Receipts may trade freely, just like any other security, either on an exchange or in the over-the-counter market. (For more information on ADRs visit the Bank of New York's website, www.adrbny.com)

Because Depositary Receipts (ADRs) trade on the U.S. exchanges, the Funds may purchase an ADR, as opposed to the ordinary shares, thus avoiding additional foreign custodial expenses. In addition, ADRs traded in the U.S. are denominated in U.S. Dollars, thus eliminating the need to convert U.S. Dollars into foreign currency. When feasible and given proper liquidity in the security, the Funds will generally purchase ADRs instead of foreign shares. Although ADRs are U.S. denominated securities, the value of the underlying security (ordinary shares), as well as fluctuations in foreign currency rates, will have a material effect on the value of the ADR. The price of the ADR may be at a premium or discount to the underlying security it represents. Also, there are not ADRs available for most foreign equities.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Our Funds' Portfolio Turnover

Higher levels of portfolio purchase and sale activity by a Fund result in higher transaction costs and may also result in more realized capital gains or losses, the impact of which is borne by the Fund's shareholders. Each Fund generally invests in most securities with the view to hold them long-term. While constantly monitored, the portfolio's securities are evaluated on their long-term prospects and, depending upon the market, economic, and political environment, the Fund may experience higher or lower turnover ratios in certain years as the portfolio is rebalanced to take advantage of long-term opportunities.

Fund Share Turnover & How It May Impact Fund Performance

Share turnover represents the purchase and sale of the shares of the Commonwealth International Series Trust Funds by Fund Shareholders. Share turnover in the Australia/New Zealand Fund and the Japan Fund are relatively high compared to the size of these Funds because some investors, trading through brokerage firms, move in and out of the Funds frequently. Frequent Fund share turnover by certain shareholders may result in higher portfolio turnover and costs which are borne by all shareholders, may impact the amount of Fund assets maintained in short-term investments, the amount of Fund borrowings and may adversely impact Fund investment performance. The Commonwealth International Series Trust Board of Trustees has been advised of this and continues to closely monitor the situation. In this regard, the Funds' Advisor and InCap Service Company have been directed to monitor and report to the Board the extent to which such trading occurs. The following are some of the steps that have been taken: the Funds' use of American Depositary Receipts (ADR's) and other U.S. priced securities; the use of in-the-money equity call options; the establishment of lines of credit to lessen the need, or allow additional time, to liquidate longer term positions to cover redemptions that exceed the cash position of the Funds; limitations on the distribution of real time portfolio holdings information or other information of the type sought by short-term traders. As noted in our prospectus under Frequent Transactions: "The Funds are not designed for frequent trading and certain purchases or exchange requests may be difficult to implement in times of drastic market changes. The Funds reserve the right to refuse or limit additional purchase and exchange transactions by any investor who makes frequent purchases, redemptions or exchanges that the Adviser believes might harm the Fund. The Funds may deem that more than one transaction per month is excessive. The Fund also reserves the right to limit, impose charges upon, terminate or otherwise modify the redemption or exchange privilege by sending written notice to shareholders."

Expense ratios and how they impact Fund performance.

The operating expense ratio of the Funds investing overseas can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses to the Funds (such as custodial, currency exchange, valuation and communications costs) are usually higher.

As with every mutual fund, size has an impact on the expense ratio. Typically, larger funds can have smaller expense ratios as there is more of an opportunity to spread out among a greater number of shareholders the fixed and semi-fixed costs necessary to operate a mutual fund. These expenses are allocated on a daily basis among all shareholders. This can be evidenced by the Commonwealth's own Australia/New Zealand Fund which went from assets of $4.534 million and an expense ratio of 5.74% on 10/31/01 to assets of $43.328 million and an expense ratio of 2.09% on 10/31/04. The Japan Fund, with $7.87 million in assets, on the other hand has not been able to reach as high of an asset level and therefore it has a higher expense ratio (3.09%).

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Administrative Fee Arrangements

Each Fund pays FCA Corp., as the Advisor, 0.75% per annum of its total net asset value, excluding the asset value of one Fund in another Fund of the complex. InCap Service Company ("InCap"), the Administrator, supervises all aspects of the Funds' operations other than the management of its investments and is paid by each Fund for those services. InCap is not related to the Advisor.

Each Fund bears the cost of its accounting services, performed by InCap, which includes maintaining their financial books and records and calculating their daily net asset value. Each Fund also pays transfer agency fees, custodial fees, legal and auditing fees, the costs of reports to stockholders and the Securities and Exchange Commission, fees under the Service and Distribution Plan, Directors Fees and all other ordinary expenses not specifically borne by the Administrator. Details of Fund turnover and expenses are included with the accompanying financial statements.

In Closing: We thank you for your support of the Commonwealth International Series Trust and your continued interest. We truly value our investors and if you have questions please feel free to contact us.


      /s/ Robert W. Scharar                        /s/ Wesley R. Yuhnke
---------------------------------          ---------------------------------
        Robert W. Scharar                            Wesley Yuhnke
 President and Portfolio Manager              Assistant Portfolio Manager
Commonwealth International Series          Commonwealth International Series

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus which may be obtained at www.commonwealth-funds.com or from the Funds' Distributor or your broker.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

(1) The New Zealand Exchange Limited 50 Free Float Total Return Index is a modified market capitalization weighted index. The index consists of the top 50 companies by free float adjusted market capitalization that is listed on the New Zealand Exchange Limited.

(2) Bloomberg Fair Value New Zealand Government 10 Year Bond Index: Fair market value indices are derived from data points on Bloomberg's option-free Fair Market Curves. The yield at each maturity point represents the composite yield of securities around that maturity.

(3) The Australian All Ordinaries Index is a cap-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange. The index was developed with a base value of 500 as of 1979.

(4) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(5) The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Australiasia, and the Far East.

(6) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. The index was developed with a base level of 10 for the 1941-43 base period.

(7) The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the sub-indices of the 33 industry sectors and developed with a base index value of 100 as of January 4, 1968. The index calculation excludes temporary issues and preferred stocks.

(8) The Morgan Stanley REIT Index is a total-return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                          INFORMATION ABOUT YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12-B1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at the beginning of the period (4/30/04) and held for the entire period of 4/30/04 - 10/31/04. Please note however that this table is unaudited. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 4/30/04). You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds' prospectus.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                          INFORMATION ABOUT YOUR FUND'S EXPENSES

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004

                                              Beginning         Ending
                                            Account Value    Account Value    Expenses Paid
Actual Fund Return (in parentheses)            04/30/04        10/31/04       During Period*
                                               --------        --------       --------------
Australia/New Zealand Fund (13.90%)           $1,000.00       $1,138.99          $12.58
Japan Fund (-9.52%)                            1,000.00          904.76           14.55
Global Fund (9.80%)                            1,000.00        1,098.02           12.92
Real Estate Securities Fund (16.08%)           1,000.00        1,160.79           17.53


                                              Beginning         Ending
                                            Account Value    Account Value    Expenses Paid
Hypothetical 5% Fund Return                    04/30/04        10/31/04       During Period*
                                               --------        --------       --------------
Australia/New Zealand Fund                    $1,000.00       $1,013.38          $11.84
Japan Fund                                     1,000.00        1,009.85           15.36
Global Fund                                    1,000.00        1,012.82           12.40
Real Estate Securities Fund                    1,000.00        1,008.91           16.30

* Expenses are equal to the Funds' annualized expense ratios of 2.34%, 3.04%, 2.45% and 3.23% for the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds' prospectus, which can be obtained from your investment representative or by calling 888-345-1898. Please read it carefully before you invest or send money.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Comparison of Change in Value of a $10,000 Investment in Commonwealth Australia/ New Zealand Fund* and the NZSCI**, NZSE50FG*** and AS30**** Indices

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

------------------------------------------------------------------------------------------------------------------
Commonwealth Australia/New Zealand               NZSCI                       NZSE50FG                AS30
------------------------------------------------------------------------------------------------------------------
        10/31/94     10,000              10/31/94     10,000
        10/31/95     11,222              10/31/95     10,590
        10/31/96     13,469              10/31/96     14,522
        10/31/97     12,061              10/31/97     13,798
        10/31/98      8,457              10/31/98      9,771
        10/31/99     10,181              10/31/99     13,393
        10/31/00      7,943              10/31/00     11,050            01/05/01    10,000    10/31/00    10,000
        10/31/01      9,423              10/31/01     14,604            10/31/01    10,153    10/31/01    10,108
        10/31/02     11,478              10/31/02     18,672            10/31/02    12,990    10/31/02    10,982
        10/31/03     15,952              10/31/03     30,057            10/31/03    18,886    10/31/03    16,149
        10/31/04     18,617              10/31/04     42,041           10/31/2004   25,703    10/31/04    20,683
------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and the redemption of Fund shares. Otherwise, returns would have been lower. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds' prospectus, which can be obtained from your investment representative or by calling 888-345-1898. Please read it carefully before you invest or send money.

                                                                  Average Annual Total Return
                                                                        as of 10/31/04
                                                                 -----------------------------
                                                                 1 Year      5 Year   10 Year
                                                                 -------     ------   --------
                   Commonwealth Australia/New Zealand Fund        16.70%     12.81%      6.41%
                         New Zealand Small Companies Index        39.87%     25.68%     15.43%
      New Zealand Limited 50 Free Float Total Return Index        36.09%        --         --
                           Australian All Ordinaries Index        28.07%        --         --

COMMONWEALTH INTERNATIONAL SERIES TRUST

* The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged, do not incur fees and it is not possible to invest directly in any index.

** New Zealand Small Companies Index is a capitalization-weighted index of all New Zealand equities excluding those on the New Zealand Stock Exchange 40 Index and is not an investment product available for purchase.

*** The New Zealand Exchange Limited 50 Free Float Total Return Index is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Exchange Limited and is not an investment product available for purchase. The New Zealand Stock Exchange launched the new headline index, NZSX 50, to bring its primary benchmark index in line with international best practice, and to better reflect the performance and returns to shareholders, derived from investment in securities on the New Zealand Stock Exchange. The existing sector indices calculated by the New Zealand Stock Exchange will be discontinued and new sector indices based on global criteria (such as the Global Industry Classification System) will be introduced to allow comparability to overseas exchange. Because of these improvements in performance measurements, the fund will begin using the New Zealand Stock Exchange Limited 50 Free Float Total Return Index.

**** The Australian All Ordinaries Index is a capitalization-weighted index comprised of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange and is not an investment product available for purchase. This index is made part of the comparative analysis due to a change in investment objective by the Fund.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Comparison of Change in Value of a $10,000 Investment in Commonwealth Japan Fund and the TOPIX***

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

-------------------------------------------------------------------------------------------
          Commonwealth Japan Fund                                     TOPIX
-------------------------------------------------------------------------------------------
   10/31/94                      10,000                  10/31/94                   10,000
   10/31/95                       8,418                  10/31/95                    8,520
   10/31/96                       8,482                  10/31/96                    8,438
   10/31/97                       6,537                  10/31/97                    6,649
   10/31/98                       5,709                  10/31/98                    5,611
   10/31/99                       8,632                  10/31/99                    9,545
   10/31/00                       7,076                  10/31/00                    8,088
   10/31/01                       5,169                  10/31/01                    5,582
   10/31/02                       4,228                  10/31/02                    4,581
   10/31/03                       4,994                  10/31/03                    6,233
   10/31/04                       4,529                  10/31/04                    6,798
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and the redemption of Fund shares. Otherwise, returns would have been lower. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds' prospectus, which can be obtained from your investment representative or by calling 888-345-1898. Please read it carefully before you invest or send money.

                                        Average Annual
                                 Total Return as of 10/31/04
                                ------------------------------
                                1 Year      5 Year     10 Year
                                ------      ------     -------
Commonwealth Japan Fund**       (9.30)%    (12.09)%    (7.61)%
                    TOPIX        9.06%      (6.56)%    (3.78)%

** The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged, do not incur fees and it is not possible to invest directly in any index.

*** The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange and is not an investment vehicle available for purchase.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Comparison of Change in Value of a $10,000 Investment in Commonwealth Global Fund and the MSCI World Index**

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

--------------------------------------------------------------------------------
     Commonwealth Global Fund                     MSCI World Index
--------------------------------------------------------------------------------
 12/03/02                  10000           12/03/02                10000
 12/31/02                   9940           12/31/02                 9673
 01/31/03                   9810           01/31/03                 9381
 02/28/03                   9620           02/28/03                 9221
 03/31/03                   9470           03/31/03                 9197
 04/30/03                  10040           04/30/03                10017
 05/31/03                  10560           05/31/03                10596
 06/30/03                  10780           06/30/03                10784
 07/31/03                  10880           07/31/03                11004
 08/31/03                  11120           08/31/03                11246
 09/30/03                  11130           09/30/03                11317
 10/31/03                  11990           10/31/03                11991
 11/30/03                  12220           11/30/03                12177
 12/31/03                  12890           12/31/03                12943
 01/31/04                  13070           01/31/04                13154
 02/29/04                  13190           02/29/04                13380
 03/31/04                  13260           03/31/04                13297
 04/30/04                  12650           04/30/04                13034
 05/31/04                  12920           05/31/04                13159
 06/30/04                  13300           06/30/04                13435
 07/31/04                  12940           07/31/04                12999
 08/31/04                  13010           08/31/04                13063
 09/30/04                  13520           09/30/04                13315
 10/31/04                  13890           10/31/04                13644
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and the redemption of Fund shares. Otherwise, returns would have been lower. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds' prospectus, which can be obtained from your investment representative or by calling 888-345-1898. Please read it carefully before you invest or send money.

                               Average Annual Total Return
                                 as of October 31, 2004
                               ----------------------------
                                    1 Year   Inception*
                                    ------   ----------
Commonwealth Global Fund**          15.85%     18.75%
       MSCI World Index***          13.79%     17.64%

*     The Commonwealth Global Fund commenced operations on December 3, 2002.

** The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged, do not incur fees and it is not possible to invest directly in any index.

*** The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and is not an investment product available for purchase. As of October 31, 2004 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

Comparison of Change in Value of a $10,000 Investment in Commonwealth Real Estate Securities Fund* ** and the Morgan Stanley REIT Index***.

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

--------------------------------------------------------------------------------
Commonwealth Real Estate Securities Fund              Morgan Stanley REIT Index
--------------------------------------------------------------------------------
     01/05/04                  10000                 01/05/04             10,000
     01/31/04                  10030                 01/31/04             10,446
     02/29/04                  10110                 02/29/04             10,621
     03/31/04                  10280                 03/31/04             11,214
     04/30/04                   9080                 04/30/04              9,552
     05/31/04                   9470                 05/31/04             10,237
     06/30/04                   9590                 06/30/04             10,528
     07/31/04                   9530                 07/31/04             10,583
     08/31/04                   9960                 08/31/04             11,433
     09/30/04                  10190                 09/30/04             11,411
     10/31/04                  10540                 10/31/04             12,035
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and the redemption of Fund shares. Otherwise, returns would have been lower. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds' prospectus, which can be obtained from your investment representative or by calling 888-345-1898. Please read it carefully before you invest or send money.

                                                         Average Annual Total Return
                                                       from commencement of operations
                                                            to October 31, 2004*
                                                       -------------------------------
Commonwealth Real Estate Securities Fund* **                         5.40%
                Morgan Stanley REIT Index***                        20.35%

*     Real Estate Securities Fund commenced operations on January 5, 2004.

** The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged, do not incur fees and it is not possible to invest directly in any index.

*** The Morgan Stanley REIT Index is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                            Shares       Value
                                                            -------     --------
AUSTRALIA (15.55%)

COMMON STOCK (13.20%)

ADVERTISING (0.56%)
STW Communications Group, Ltd. .......................      100,000     $239,020
                                                                        --------
AIRLINES (0.86%)
Qantas Airways, Ltd. .................................      150,000      371,975
                                                                        --------
BANKS (0.89%)
Australia & New Zealand Banking Group, Ltd. - ADR ....        5,000      383,550
                                                                        --------
BEVERAGES (1.02%)
Coco-Cola Amatil, Ltd. ...............................       80,000      439,797
                                                                        --------
BUILDING (2.25%)
James Hardie Industries NV ...........................       96,200      548,703
Rinker Group, Ltd. ...................................       65,000      421,422
                                                                        --------
                                                                         970,125
                                                                        --------
DIVERSIFIED HOLDINGS (1.25%)
Patrick Corp., Ltd. ..................................      130,000      539,886
                                                                        --------
ENGINEERING & CONSTRUCTION (0.32%)
Bradken, Ltd. * ......................................       60,000      138,034
                                                                        --------
FINANCIAL SERVICES (0.97%)
Perpetual Trustees Australia, Ltd. ...................       10,000      416,044
                                                                        --------
FOOD (0.83%)
Burns Philp & Co., Ltd. * ............................      600,000      358,530
                                                                        --------
INSURANCE (1.03%)
Promina Group, Ltd. ..................................       40,000      135,644
QBE Insurance Group, Ltd. ............................       30,000      307,664
                                                                        --------
                                                                         443,308
                                                                        --------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                         Shares          Value
                                                         -------       ---------
MINING AND BUILDING MATERIALS (1.11%)
Alumina, Ltd. ..................................          64,000       $ 262,922
Oxiana, Ltd. * .................................         300,000         217,359
                                                                       ---------
                                                                         480,281
                                                                       ---------
MISCELLANEOUS MANUFACTURING (0.36%)
Wesfarmers, Ltd. ...............................           6,000       $ 155,737
                                                                       ---------
OIL & GAS (1.17%)
Origin Energy, Ltd. ............................         100,000         504,183
                                                                       ---------
PACKAGING & CONTAINERS (0.53%)
Amcor, Ltd. - ADR ..............................          10,000         227,100
                                                                       ---------
TELECOMMUNICATIONS (0.05%)
Telstra Corp., Ltd. - ADR ......................           1,200          20,952
                                                                       ---------
  TOTAL COMMON STOCK (Cost $4,399,245) .........                       5,688,522
                                                                       ---------
BONDS (1.72%)

                                                       Principal
                                                       ---------
Nestle Australia, Ltd., 4.75%,
  due 11/21/05 + (cost $740,538) ...............       1,000,000         743,158
                                                                       ---------
CALL OPTIONS (0.63%)

                                      Expiration Date -
    Underlying Common Stock            Exercise Price     Contracts
    -----------------------            --------------     ---------
BHP Billiton Plc .................     02/19/05 - 15          200      110,000
News Corp., Ltd. .................     01/22/05 - 25           70       50,400
News Corp., Ltd. .................     04/16/05 - 25           30       25,800
Rio Tinto Plc ....................     01/22/05 - 85           40       85,600
                                                                     ---------
TOTAL CALL OPTIONS (Cost $237,460) .................                  $271,800
                                                                     ---------
  TOTAL AUSTRALIA (Cost $5,377,243).................                 6,703,480
                                                                     ---------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                        -------       ----------
NEW ZEALAND (57.47%)

COMMON STOCK (30.11%)

AGRICULTURE (3.51%)
Allied Farmers, Ltd. .........................                1       $        1
Pyne Gould Guiness, Ltd. .....................          539,789          705,293
Williams & Kettle, Ltd. ......................          375,000          808,079
                                                                      ----------
                                                                       1,513,373
                                                                      ----------
AIRPORT DEVELOPMENT (1.17%)
Auckland International Airport, Ltd. .........          102,400          502,963
                                                                      ----------
APPLIANCES (1.50%)
Fisher & Paykel Appliances Holdings, Ltd. ....          150,000          410,453
Scott Technology, Ltd. .......................          101,246          235,487
                                                                      ----------
                                                                         645,940
                                                                      ----------
BUILDING MATERIALS (0.43%)
Fletcher Building, Ltd. ......................           50,000          186,414
                                                                      ----------
CHEMICALS (0.91%)
Nuplex Industries, Ltd. ......................          111,355          390,786
                                                                      ----------
COMMERCIAL SERVICES (0.20%)
Taylors Group, Ltd. ..........................           54,050           87,261
                                                                      ----------
COMPUTER SERVICES (0.46%)
Renaissance Corp., Ltd. ......................          451,434          200,733
                                                                      ----------
ELECTRICAL SERVICES (0.84%)
Contact Energy, Ltd. .........................           88,700          362,251
                                                                      ----------
FOREST AND PAPER PRODUCTS (0.58%)
Evergreen Forests, Ltd. * ....................          448,500          107,385
Nuhaka Forestry Fund .........................           50,000          141,948
                                                                      ----------
                                                                         249,333
                                                                      ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                        -------       ----------
HEALTHCARE (3.93%)
Fisher & Paykel Healthcare Corp. .............          403,195       $  799,881
Ryman Healthcare, Ltd. .......................          250,000          572,924
Wakefield Hospital, Ltd. .....................          150,682          319,547
                                                                      ----------
                                                                       1,692,352
                                                                      ----------
MANUFACTURING (0.57%)
Skellmax Industries ..........................          300,000          246,272
                                                                      ----------
MEDIA (1.57%)
Independent Newspapers, Ltd. .................          195,000          674,990
                                                                      ----------
PORTS (5.03%)
Port of Tauranga, Ltd. .......................          175,000          676,392
Ports of Auckland, Ltd. ......................          133,392          611,388
South Port New Zealand, Ltd. .................        1,027,930          878,993
                                                                      ----------
                                                                       2,166,773
                                                                      ----------
REAL ESTATE (2.48%)
Calan Healthcare Properties Trust ............          901,814          561,397
Capital Properties New Zealand, Ltd. .........          100,000           68,409
Kiwi Income Property Trust ...................          293,511          218,858
URBUS Properties, Ltd. .......................          300,000          219,592
                                                                      ----------
                                                                       1,068,256
                                                                      ----------
RENTAL EQUIPMENT (0.73%)
Hirequip New Zealand, Ltd. ...................          407,500          315,005
                                                                      ----------
RETAIL (0.71%)
Hallenstein Glasson Holdings, Ltd. ...........          100,000          246,956
Restaurant Brands New Zealand, Ltd. ..........           63,270           59,730
                                                                      ----------
                                                                         306,686
                                                                      ----------
STEEL (1.02%)
Steel and Tube Holding, Ltd. .................          140,000          441,510
                                                                      ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                                        Shares       Value
                                                                       --------    ----------
TEXTILES (0.87%)
Feltex Carpets, Ltd. ..........................................        350,000     $  373,512
                                                                                   ----------
TRANSPORT SERVICES (0.30%)
Toll NZ, Ltd. * ...............................................         70,000        130,250
                                                                                   ----------
UTILITIES (1.41%)
Infratil, Ltd. * ..............................................        333,274        607,212
                                                                                   ----------
WASTE MANAGEMENT (1.89%)
Waste Management NZ, Ltd. .....................................        222,154        816,095
                                                                                   ----------
  TOTAL COMMON STOCK (Cost $8,579,950) ........................                    12,977,967
                                                                                   ----------
BONDS (22.90%)                                                       Principal
                                                                     ---------
Bank of New Zealand, 7.50%,
   due 09/15/05 # .............................................        500,000        343,990
Coca-Cola Amatil, Ltd., 8.00%,
   due 06/15/05 # .............................................        500,000        355,247
Evergreen Forests, Ltd., zero coupon, due 03/19/09 # ..........        103,051         92,350
Fletcher Building Finance, Ltd., 8.60%, due 03/15/08 # ........        775,000        553,549
Fonterra Cooperative Group, Ltd. Perpetual Notes, 7.73%,
   due 11/10/50 # .............................................      1,000,000        740,525
Global Corporate Credit, Ltd., Credit Linked Notes, 7.20%,
   due 12/30/08 # .............................................        800,000        544,534
Global Market, Ltd., GEM Linked Notes, zero coupon,
   due 01/18/08 ...............................................      3,200,000      2,320,427
GPG Finance Plc, 8.70%, due 12/15/08 # ........................      1,500,000      1,069,025
H.J. Heinz Co., Ltd., 6.85%, due 02/15/05 # ...................      1,500,000      1,041,935
National Bank Of New Zealand, 6.87%, due 04/18/11 # ...........        500,000        341,976
New Zealand Government Bond, 6.50%, due 02/15/05 # ............      1,000,000        684,261
TCNZ Finance, Ltd., 7.50%, due 09/15/06 # .....................        500,000        349,979
Transpower Finance, Ltd., 8.00%, due 06/15/05 # ...............        500,000        355,760
URBUS Properties, Ltd. Convertible Notes, 9.25%, due 03/10/07 #        563,325        396,925
Westpac Banking Corp., 6.25%, 10/24/05 # ......................      1,000,000        680,606
                                                                                   ----------
  TOTAL BONDS (Cost $8,409,840) ...............................                     9,871,089
                                                                                   ----------
SHORT TERM INVESTMENTS (2.07%)
Forsyth Barr Money Market # (Cost $860,171) ...................      1,304,225        892,205
                                                                                   ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                                                     Shares          Value
                                                                                     ------       ------------
INVESTMENT COMPANIES (2.39%)
New Zealand Investment Trust Plc (Cost $850,225) ..........................          220,169      $  1,030,206
                                                                                                  ------------
          TOTAL NEW ZEALAND (Cost $18,700,186) ............................                         24,771,467
                                                                                                  ------------
UNITED STATES (29.75%)
                                                                                Principal/Shares
                                                                                ----------------
INVESTMENT COMPANIES (1.70%)
Aberdeen Asia-Pacific Income Fund, Inc. ...................................           17,700           112,218
iShares MSCI Australia Index Fund .........................................           40,000           618,800
                                                                                                       -------
          TOTAL INVESTMENT COMPANIES (Cost $661,681) ......................                            731,018
                                                                                                       -------
SHORT TERM INVESTMENTS (28.05%)
Fifth Third Bank Repurchase Agreement, 1.19%, dated 10/29/04, due 11/01/04, repurchase price $8,032,218 (collateralized by FGLMC Pool # C78998, due
   05/01/33, market value $8,192,311) .....................................        8,031,422         8,031,422
Fifth Third Institutional Government Money Market Fund, 1.35% ** ..........        2,030,168         2,030,168
Fifth Third U.S. Treasury Money Market Fund, 1.23% ** .....................        2,030,167         2,030,167
                                                                                                  ------------
          TOTAL SHORT TERM INVESTMENTS (Cost $12,091,757) .................                         12,091,757
                                                                                                  ------------
          TOTAL UNITED STATES (Cost $12,753,438) ..........................                         12,822,775
                                                                                                  ------------
          TOTAL INVESTMENTS (Cost $36,830,867) (102.77%) ..................                         44,297,722
          LIABILITIES IN EXCESS OF OTHER
             ASSETS, NET (-2.77%) .........................................                         (1,194,690)
                                                                                                  ------------
          NET ASSETS (100.00%) ............................................                       $ 43,103,032
                                                                                                  ============

*     Non-income producing investment

** Rate shown represents the rate at October 31, 2004, is subject to change and resets daily.

# Principal amount shown is in New Zealand Dollars; Value shown is in U.S. Dollars.

+ Principal amount shown is in Australian Dollars; Value shown is in U.S. Dollars. ADR American Depository Receipt.

              The accompanying notes are an integral part of these
                             financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                          Shares         Value
                                                          ------        --------
COMMON STOCK (79.88%)

AIRLINES (0.87%)
All Nippon Airways Co., Ltd. ...................          22,000        $ 68,575
                                                                         -------
AUTOMOBILE MANUFACTURERS (3.78%)
Fuji Heavy Industries, Ltd. ....................          15,000          72,747
Nissan Motor Co., Ltd. - ADR ...................          10,000         224,500
                                                                         -------
                                                                         297,247
                                                                         -------
AUTOMOBILE PARTS AND EQUIPMENT (5.05%)
Bridgestone Corp. - ADR ........................           4,000         144,646
Calsonic Kansei Corp. ..........................           7,000          50,560
NGK Spark Plug Co., Ltd. .......................          12,000         117,751
Sumitomo Rubber Industries, Inc. ...............          10,000          85,036
                                                                         -------
                                                                         397,993
                                                                         -------
CHEMICALS (0.87%)
Kansai Paint Co., Ltd. .........................          12,000          68,820
                                                                         -------
COMMERICAL SERVICES (1.23%)
Tosho Printing Co., Ltd. .......................          30,000          96,619
                                                                         -------
COMPUTERS (2.29%)
TDK Corp. - ADR ................................           2,600         180,284
                                                                         -------
COSMETICS (1.60%)
Uni-Charm Corp. ................................           2,500         126,189
                                                                         -------
DISTRIBUTION / WHOLESALE (3.18%)
Marubeni Corp. .................................          45,000         117,808
Mitsubishi Corp. ...............................          12,000         132,329
                                                                         -------
                                                                         250,137
                                                                         -------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                          Shares         Value
                                                          ------        --------
DIVERSIFIED FINANCIAL SERVICES (1.31%)
Nomura Holdings, Inc. - ADR ......................          8,500       $103,445
                                                                        --------
ELECTRIC AND POWER (3.51%)
Hokkaido Electric Power Co., Inc. ................          6,000        111,028
Tohoku Electric Power Co., Inc. ..................          9,700        165,244
                                                                        --------
                                                                         276,272
                                                                        --------
ELECTRICAL COMPONENTS AND EQUIPMENT (2.19%)
FANUC, LTD .......................................          2,000        120,539
Ushio, Inc. ......................................          3,000         51,869
                                                                        --------
                                                                         172,408
                                                                        --------
ELECTRONICS (3.69%)
Advantest Corp. - ADR ............................          5,000         87,200
Keyence Corp. ....................................            500        112,440
Yokogawa Electric Corp. ..........................          7,000         91,101
                                                                        --------
                                                                         290,741
                                                                        --------
FOOD (2.53%)
Ajinomoto Co., Inc. - ADR ........................          1,800        199,002
                                                                        --------
GAS DISTRIBUTION (1.41%)
Toho Gas Co., Ltd. ...............................         35,000        111,075
                                                                        --------
HAND / MACHINE TOOLS (3.36%)
Meidensha Corp. ..................................         38,000         74,075
Nidec Corp. - ADR ................................          7,000        190,400
                                                                        --------
                                                                         264,475
                                                                        --------
HEALTHCARE PRODUCTS. (2.46%)
Hoya Corp. .......................................            600         61,475
Nakanishi, Inc. ..................................          2,000        132,216
                                                                        --------
                                                                         193,691
                                                                        --------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                           Shares        Value
                                                           -------      --------
HOME FURNISHINGS (3.51%)
Alpine Electronics Inc. ............................         8,000      $103,437
Matsushita Electric Industrial Co., Ltd. - ADR .....         6,800        98,668
Pioneer Corp. - ADR ................................         4,000        74,000
                                                                         -------
                                                                         276,105
                                                                         -------
INSURANCE (3.06%)
Millea Holdings, Inc. - ADR ........................         2,310       152,760
T&D Holdings, Inc. .................................         2,000        88,144
                                                                         -------
                                                                         240,904
                                                                         -------
IRON/STEEL PRODUCERS (4.25%)
JFE Holdings, Inc. .................................         7,000       187,541
Nippon Steel Corp. .................................        63,000       147,133
                                                                         -------
                                                                         334,674
                                                                         -------
LEISURE AND RECREATION (1.52%)
Sankyo Co., Ltd. ...................................         3,000       119,785
                                                                         -------
MACHINERY (3.61%)
Kubota Corp. - ADR .................................         8,000       182,000
Toyota Industries Corp. ............................         4,500       101,916
                                                                         -------
                                                                         283,916
                                                                         -------
MEDIA (0.86%)
Fuji Television Network, Inc. ......................            30        67,521
                                                                         -------
OFFICE EQUIPMENT & SUPPLIES (2.79%)
Canon, Inc. - ADR ..................................         3,500       173,250
Ricoh Co., Ltd. - ADR ..............................           500        46,125
                                                                         -------
                                                                         219,375
                                                                         -------
PHARMACEUTICALS (4.05%)
Chugai Pharmaceutical Co., Ltd. ....................         8,500       132,875
Sawai Pharmaceutical Co., Ltd. .....................         3,000        89,274
Takeda Pharmaceutical Co., Ltd. ....................         2,000        96,431
                                                                         -------
                                                                         318,580
                                                                         -------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                        Shares          Value
                                                       --------       ----------
PHOTO EQUIPMENT (0.73%)
Fuji Photo Film Co., Ltd. - ADR ..............            1,700       $   57,834
                                                                      ----------
REAL ESTATE (2.73%)
Sumitomo Realty & Development Co., Ltd. ......           12,000          131,651
Tokyo Tatemono Co., Ltd. .....................           15,000           83,341
                                                                      ----------
                                                                         214,992
                                                                      ----------
RETAIL (2.45%)
Seven-Eleven Japan Co., Ltd. .................            3,000           86,731
Yamada Denki Co., Ltd. .......................            3,000          106,225
                                                                      ----------
                                                                         192,956
                                                                      ----------
TELECOMMUNICATIONS (1.71%)
Nippon Telegraph & Telephone Corp. - ADR .....            3,000           63,750
NTT DoCoMo, Inc. - ADR .......................            4,000           70,600
                                                                      ----------
                                                                         134,350
                                                                      ----------
TEXTILES (1.79%)
Ichikawa Co., Ltd. ...........................           35,000          141,068
                                                                      ----------
TRANSPORTATION (7.49%)
East Japan Railway Co. .......................               23          120,642
Hankyu Corp. .................................           22,000           79,348
Keihin Electric Express Railway Co., Ltd. ....           13,000           74,922
Keio Electric Railway Co., Ltd. ..............           18,000           95,094
Nippon Yusen Kabushiki Kaisha ................           15,000           75,290
Tobu Railway Co., Ltd. .......................           18,000           63,904
Yamato Transport Co., Ltd. ...................            6,000           80,742
                                                                      ----------
                                                                         589,942
                                                                      ----------
  TOTAL COMMON STOCK (Cost $5,587,808) .......                        $6,288,975
                                                                      ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                               Shares             Value
                                                              --------          ---------
INVESTMENT COMPANIES (21.11%)
iShares MSCI Japan Index Fund ..........................        40,000          $  397,200
iShares S&P/TOPIX 150 Index Fund .......................         5,000             427,550
Japan Equity Fund, Inc. * ..............................        48,500             294,880
Japan Smaller Capitalization Fund, Inc. * ..............        22,000             254,980
Morgan Stanley Asia Pacific Fund, Inc. .................        25,000             287,250
                                                                                ----------
  TOTAL INVESTMENT COMPANIES (Cost $1,573,449) .........                         1,661,860
                                                                                ----------
CALL OPTIONS (3.34%)

                                                  Expiration Date -
             Underlying Common Stock                Exercise Price   Contracts
             -----------------------               ---------------   ---------
AFLAC, Inc. ...................................      11/20/04 - 35       40          4,800
Honda Motor Co., Ltd. .........................    01/22/05 - 17.5       80         53,600
Honda Motor Co., Ltd. .........................    04/16/05 - 22.5       40         10,400
Mitsubishi Tokyo Financial Group, Inc. ........       02/19/05 - 5      100         34,000
NIPPON TELEGRAPH AND TELEPHONE CORP ...........      01/18/05 - 20      100         16,500
Sony Corp. ....................................      01/22/05 - 25       30         29,700
Sony Corp. ....................................      04/16/05 - 25       50         50,000
Toyota Motor Corp. ............................      01/22/05 - 65       50         64,000
                                                                                ----------
  TOTAL CALL OPTIONS (Cost $324,975) ..........                                    263,000
                                                                                ----------
  TOTAL INVESTMENTS (Cost $7,486,232)(104.33%)                                  $8,213,835
  LIABILITIES IN EXCESS OF OTHER ASSETS,
    NET (-4.33%) ..............................                                   (340,876)
                                                                                ----------
  NET ASSETS (100%) ...........................                                 $7,872,959
                                                                                ==========

* Non-Income producing investment.
ADR American Depository Receipt.

   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                        Shares          Value
                                                       --------        ---------
COMMON STOCK (75.77%)

BRAZIL (1.19%)
Cia Vale do Rio Doce - ADR ...................            8,400       $  177,744
                                                                       ---------
CANADA (2.63%)
ATI Technologies, Inc. * .....................           10,000          180,500
Vitran Corp., Inc. * .........................           13,000          213,200
                                                                       ---------
                                                                         393,700
                                                                       ---------
FRANCE (3.01%)
BNP Paribas - ADR ............................            5,000          169,660
Lafarge SA - ADR .............................            5,000          114,650
Total SA - ADR ...............................            1,600          166,848
                                                                       ---------
                                                                         451,158
                                                                       ---------
GERMANY (2.25%)
Bayer AG - ADR ...............................            3,600          102,132
SAP AG - ADR .................................            2,000           85,300
Siemens AG - ADR .............................            2,000          149,480
                                                                       ---------
                                                                         336,912
                                                                       ---------
GREAT BRITAIN (9.61%)
Anglo American Plc - ADR .....................            6,500          144,560
British Airways Plc - ADR ....................            3,800          151,962
GlaxoSmithKline Plc - ADR ....................            3,000          127,200
Intercontinental Hotels Group Plc - ADR ......           12,979          160,680
Lloyds TSB Group Plc - ADR ...................            4,900          156,457
Mitchells & Butlers Plc - ADR ................           19,175          102,203
National Grid Transco Plc - ADR ..............            3,500          154,350
Rio Tinto Plc - ADR ..........................            1,000          106,300
Tate & Lyle Plc - ADR ........................            4,000          124,377
United Utilities Plc - ADR ...................            5,000          107,200
Vodafone Group Plc - ADR .....................            4,000          103,160
                                                                       ---------
                                                                       1,438,449
                                                                       ---------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                         Shares          Value
HONG KONG (0.58%)
Cathay Pacific Airways, Ltd. ADR .............           10,000         $ 86,723
                                                                         -------
INDIA (4.76%)
ICICI Bank, Ltd. - ADR .......................           20,000          315,200
Infosys Technologies, Ltd. - ADR .............            4,400          292,600
Satyam Computer Services, Ltd. - ADR .........            4,000          105,080
                                                                         -------
                                                                         712,880
                                                                         -------
ITALY (1.06%)
Natuzzi SpA - ADR ............................           10,000          102,900
Telecom Italia SpA - ADR .....................            1,650           55,110
                                                                         -------
                                                                         158,010
                                                                         -------
MEXICO (1.44%)
America Movil SA de CV - ADR .................            2,400          105,600
Grupo Televisa SA - ADR ......................            2,000          110,000
                                                                         -------
                                                                         215,600
                                                                         -------
NETHERLANDS (3.51%)
ING Groep NV - ADR ...........................            7,842          208,832
Koninklijke Philips Electronics NV ...........            3,000           71,460
Royal Dutch Petroleum Co. ....................            1,300           70,512
Unilever NV ..................................            3,000          174,870
                                                                         -------
                                                                         525,674
                                                                         -------
PORTUGAL (0.45%)
Portugal Telecom SGPS SA - ADR ...............            6,000           67,920
                                                                         -------
SOUTH AFRICA (0.82%)
AngloGold Ashanti, Ltd. - ADR ................            3,300          122,364
                                                                         -------
SOUTH KOREA (0.67%)
Kookmin Bank - ADR ...........................            3,000          100,890
                                                                         -------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                          Shares         Value
                                                          -------       --------
SPAIN (2.68%)
Banco Santander Central Hispano SA - ADR .........         17,000       $190,060
Endesa SA - ADR ..................................          5,000        102,100
Repsol YPF SA - ADR ..............................          5,000        108,350
                                                                         -------
                                                                         400,510
                                                                         -------
SWITZERLAND (1.51%)
Nestle SA - ADR ..................................          2,000        117,878
UBS AG ...........................................          1,500        108,735
                                                                         -------
                                                                         226,613
                                                                         -------
UNITED STATES (39.60%)
Activision, Inc. * ...............................         13,762        199,274
AGCO Corp. * .....................................          7,500        145,650
American National Insurance ......................          1,000        105,130
Andrx Corp. * ....................................          4,000         86,560
Applied Industrial Technologies, Inc. ............          2,500         93,000
BJ's Wholesale Club, Inc. * ......................          5,075        147,327
Bradley Pharmaceuticals, Inc. * ..................          7,000        115,920
Bunge Ltd. .......................................          4,000        190,920
Casella Waste Systems, Inc. * ....................         10,000        124,200
Compass Bancshares, Inc. .........................          3,650        174,361
Conmed Corp. * ...................................          5,720        160,560
Continental Airlines, Inc. * .....................         10,000         92,800
Cooper Cos., Inc. ................................          2,600        182,910
Dentsply International , Inc. ....................          3,350        174,234
DST Systems, Inc. * ..............................          3,885        174,242
Headwaters, Inc. * ...............................          7,000        220,500
Imation Corp. ....................................          5,000        156,350
Independence Community Bank Corp. ................          3,000        112,890
International Rectifier Corp. * ..................          2,500         99,375
Lubrizol Corp. ...................................          5,055        175,560
Magnum Hunter Resources, Inc. * ..................         10,000        121,000
Manpower, Inc. ...................................          3,050        138,013
Metris Cos., Inc. * ..............................         13,000        124,800

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                           Shares        Value
                                                           ------     ----------
Michaels Stores, Inc. ..................................    3,100     $   90,210
Microchip Technology, Inc. .............................    3,455        104,514
Nautilus Group, Inc. ...................................    7,500        147,375
NCO Group, Inc. * ......................................    4,350        116,363
New York Community Bancorp, Inc. .......................    6,017        110,472
Norfolk Southern Corp. .................................    5,000        169,750
Pacer International, Inc. * ............................    5,000         88,750
Pec Solutions, Inc. * ..................................    7,700        107,877
Pentair, Inc. ..........................................    7,760        290,069
PMI Group, Inc. ........................................    3,200        124,224
Quanex Corp. ...........................................    3,550        179,985
Sandisk Corp. # * ......................................    5,000        104,350
SCANA Corp. ............................................    3,075        114,082
Scotts Co. * ...........................................    1,000         64,220
Smith International, Inc. * ............................    2,245        130,390
Sonic Automotive, Inc. .................................    5,000        101,150
Sovereign Bancorp, Inc. ................................    5,425        117,451
Tecumseh Products Co. * ................................    3,300        142,824
Varco International, Inc. * ............................    4,345        120,270
Vishay Intertechnology, Inc. * .........................    8,000        103,440
Westar Energy, Inc. ....................................    4,000         83,800
                                                                      ----------
                                                                       5,927,142
                                                                      ----------
  TOTAL COMMON STOCK (Cost $9,063,964) .................              11,342,289
                                                                      ----------
INVESTMENT COMPANIES (17.08%)
Commonwealth Australia/New Zealand Fund (a) ............   31,455        515,544
Commonwealth Japan Fund (a) ............................   36,589        132,086
Europe Fund, Inc. ......................................   15,300        160,650
iShares Cohen & Steers Realty Majors Index Fund ........      900        113,535
iShares MSCI EMU Index Fund ............................    1,600        105,360
iShares MSCI Japan Index Fund ..........................   16,000        158,880
iShares MSCI United Kingdom Index Fund .................    6,800        114,240
iShares Russell 2000 Index Fund ........................    1,400        162,666
iShares Russell Midcap Growth Index Fund ...............    2,600        199,550
iShares S&P Latin America 40 Index Fund ................    1,500        103,200

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                                                     Shares           Value
                                                                                    ---------     -------------
iShares S&P Small Cap 600/BARRA Growth Index Fund .........................            1,500      $    145,425
iShares S&P Small Cap 600/BARRA Value Index Fund ..........................            1,000           110,410
iShares S&P/TOPIX 150 Index Fund ..........................................            2,000           171,020
Latin America Discovery Fund, Inc. ........................................            9,000           138,510
Midcap SPDR Trust Series 1 ................................................            1,000           110,200
Morgan Staney Asia Pacific Fund, Inc. .....................................           10,000           114,900
                                                                                                  ------------
  TOTAL INVESTMENT COMPANIES (Cost $2,319,170) ............................                          2,556,176
                                                                                                  ------------

                                                                                    Principal
                                                                                    ---------
BONDS (0.51%)
Union Carbide Corp., 6.79%, 06/01/25 (Cost $77,672) .......................           75,000            76,875
                                                                                                  ------------
                                                                                      Shares
                                                                                    ---------
PREFERRED STOCK (0.71%)
Corporate Office Properties Trust SBI MD ..................................            1,000            27,495
Equity Office Properties Trust ............................................            1,000            51,125
Lasalle Hotel Properties ..................................................            1,000            27,910
                                                                                                  ------------
  TOTAL PREFERRED STOCK (Cost $100,490) ...................................                            106,530
                                                                                                  ------------

                                                                                    Principal
                                                                                    ---------
SHORT TERM INVESTMENTS (10.27%)
Fifth Third Bank Repurchase Agreement, 1.19%, dated 10/29/04, due 11/01/04, repurchase price $116,947 (collateralized by FGLMC
Pool # C78998, due 05/01/33, market value $119,773) .......................          116,935           116,935
Fifth Third Institutional Government Money Market Fund, 1.35% ** ..........          710,129           710,129
Fifth Third U.S. Treasury Money Market Fund, 1.23% ** .....................          710,128           710,128
                                                                                                  ------------
  TOTAL SHORT TERM INVESTMENTS
    (Cost $1,537,192) .....................................................                          1,537,192
                                                                                                  ------------
  TOTAL INVESTMENTS (Cost $13,098,488) (104.34%) ..........................                       $ 15,619,062
  CALL OPTIONS WRITTEN (Proceeds $18,345)(-0.00%) .........................                               (250)
  LIABILITIES IN EXCESS OF OTHER ASSETS,
    NET (-4.34%) ..........................................................                           (649,818)
                                                                                                  ------------
  NET ASSETS (100%) .......................................................                       $ 14,968,994
                                                                                                  ------------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                        COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------

CALL OPTIONS WRITTEN (-0.00%)

                                       Expiration Date -
         Underlying Common Stock        Exercise Price      Contracts     Value
         -----------------------        --------------      ---------     -----
Sandisk Corp. (Proceeds $18,345)        01/22/05 - 32.5         50        $(250)

#     Call options have been written by the Fund against these positions. See note 7.

*     Non-income producing investment

** Rate shown represents the rate at October 31, 2004, is subject to change and resets daily. ADR American Depository Receipt

(a)   Affiliated by having the same Investment Adviser. See note 5.

   The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                            Shares       Value
                                                            ------      --------
COMMON STOCK (74.11%)

BUILDING MATERIALS (14.51%)
Cemex SA de CV ADR .................................         5,400      $156,492
CRH Plc ADR ........................................         9,200       219,954
James Hardie Industries NV ADR .....................         5,200       120,484
Lafarge SA ADR .....................................         5,000       114,650
Rinker Group Ltd. ADR ..............................         2,000       129,560
Universal Forest Products, Inc. ....................         1,800        66,015
USG Corp. * ........................................         7,000       156,730
                                                                         -------
                                                                         963,885
                                                                         -------
DISTRIBUTION / WHOLESALE (2.13%)
Wolseley Plc ADR ...................................         4,000       141,400
                                                                         -------
FINANCIAL SERVICES (2.77%)
Delta Financial Corp. ..............................         8,000        70,640
Friedman Billings Ramsey Group, Inc. ...............         6,600       113,124
                                                                         -------
                                                                         183,764
                                                                         -------
INSURANCE (1.72%)
Stewart Information Services Corp. .................         2,700       114,534
                                                                         -------
REAL ESTATE (6.54%)
Alto Palermo SA ADR ................................        17,000       107,083
Desarrolladora Homex SA de CV ADR * ................         7,500       139,875
IRSA Inversiones y Representaciones SA ADR * .......        10,000        95,100
WP Carey & Co. LLC .................................         3,000        92,700
                                                                         -------
                                                                         434,758
                                                                         -------
REAL ESTATE INVESTMENT TRUSTS-APARTMENTS (2.66%)
Camden Property Trust ..............................         3,900       177,060
                                                                         -------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                             Shares      Value
                                                             ------      -----
REAL ESTATE INVESTMENT TRUSTS -DIVERSIFIED (6.25%)
American Financial Realty Trust ......................        8,000     $117,600
PS Business Parks, Inc. ..............................        2,500      109,800
US Restaurant Properties, Inc. .......................        3,500       62,020
Washington Real Estate Investment Trust ..............        4,000      125,800
                                                                         -------
                                                                         415,220
                                                                         -------
REAL ESTATE INVESTMENT TRUSTS-HEALTH CARE (0.96%)
Senior Housing Properties Trust ......................        3,400       63,784
                                                                         -------
REAL ESTATE INVESTMENT TRUSTS-HOTELS (7.38%)
Equity Inns, Inc. ....................................       11,000      104,500
Highland Hospitality Corp. ...........................        9,800      111,720
Host Marriott Corp. ..................................        9,800      142,590
Winston Hotels, Inc. .................................       11,900      131,495
                                                                         -------
                                                                         490,305
                                                                         -------
REAL ESTATE INVESTMENT TRUSTS-MANUFACTURED
  HOMES (1.67%)
American Land Lease, Inc. ............................        5,600      111,216
                                                                         -------
REAL ESTATE INVESTMENT TRUSTS-MORTGAGES (1.80%)
American Mortgage Acceptance Co. .....................        4,000       64,640
New Century Financial Corp. ..........................        1,000       55,150
                                                                         -------
                                                                         119,790
                                                                         -------
REAL ESTATE INVESTMENT TRUSTS-OFFICE PROPERTY (6.33)%
CarrAmerica Realty Corp. .............................        3,000       96,690
Equity Office Properties Trust .......................        4,100      115,292
HRPT Properties Trust ................................       10,100      113,019
Kilroy Realty Corp. ..................................        2,400       95,400
                                                                         -------
                                                                         420,401
                                                                         -------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                            Shares       Value
                                                            ------       -----
REAL ESTATE INVESTMENT TRUSTS-REGIONAL MALLS (1.74%)
General Growth Properties, Inc. ....................         3,500     $ 115,465
                                                                       ---------
REAL ESTATE INVESTMENT TRUSTS-SHOPPING
  CENTERS (8.88%)
Acadia Realty Trust ................................         4,800        73,920
Agree Realty Corp. .................................         4,400       126,456
Kite Realty Group Trust ............................        10,000       132,000
Saul Centers, Inc. .................................         4,100       133,250
Weingarten Realty Investors ........................         3,450       124,752
                                                                       ---------
                                                                         590,378
                                                                       ---------
REAL ESTATE INVESTMENT TRUSTS-STORAGE (1.97%)
Public Storage, Inc. ...............................         2,500       130,625

RETAIL (5.44%)
Home Depot, Inc. ...................................         3,300       135,564
Kingfisher Plc ADR .................................         8,700        96,364
Lowe's Cos., Inc. ..................................         2,300       129,444
                                                                       ---------
                                                                         361,372
                                                                       ---------
SAVINGS AND LOANS (1.36%)
Independence Community Bank Corp. ..................         2,400        90,312
                                                                       ---------
  TOTAL COMMON STOCK (Cost $4,532,797) .............                   4,924,269
                                                                       ---------
INVESTMENT COMPANIES (15.44%)
AEW Real Estate Income Fund ........................         8,000       141,600
AIM Select Real Estate Income Fund .................         8,300       140,519
iShares Cohen & Steers Realty Majors Index Fund ....         1,800       227,070
iShares Dow Jones U.S. Real Estate Index Fund ......         1,600       181,616
Real Estate Income Fund, Inc. ......................         8,300       144,918
Scudder RREEF Real Estate Fund, Inc. ...............         3,700        77,293
streetTRACKS Wilshire REIT Index Fund ..............           650       113,067
                                                                       ---------
  TOTAL INVESTMENT COMPANIES (Cost $912,644) .......                   1,026,083
                                                                       ---------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004
--------------------------------------------------------------------------------

                                                                        Principal        Value
                                                                        ---------        -----
SHORT TERM INVESTMENTS (12.99%)
Fifth Third Bank Repurchase Agreement, 1.19%,
dated 10/29/04, due 11/01/04, repurchase price $214,961
(collateralized by FGLMC Pool# C78998,
due 05/01/33, market value $219,975) ...........................         214,940      $   214,940
Fifth Third Institutional Government Money Market Fund, 1.35% **         324,047          324,047
Fifth Third U.S. Treasury Money Market Fund, 1.23% ** ..........         324,046          324,046
                                                                                      -----------
  TOTAL SHORT TERM INVESTMENTS (Cost $863,033) .................                          863,033
                                                                                      -----------
  TOTAL INVESTMENTS (Cost $6,308,474) (102.54%) ................                      $ 6,813,385
  LIABILITIES IN EXCESS OF OTHER ASSETS,
    NET (-2.54%) ...............................................                         (168,786)
                                                                                      -----------
  NET ASSETS (100%) ............................................                      $ 6,644,599
                                                                                      -----------

*     Non-income producing investment

** Rate shown represents the rate at October 31, 2004, is subject to change and resets daily.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES - October 31, 2004
--------------------------------------------------------------------------------

                                                Commonwealth                                        Commonwealth
                                                 Australia/      Commonwealth      Commonwealth      Real Estate
                                              New Zealand Fund    Japan Fund       Global Fund      Securities Fund
                                              ----------------    ----------       -----------      ---------------
ASSETS:
   Investments, at market (identified cost
     $36,830,867, $7,486,232, $12,560,661
     and $6,308,474 respectively) .........     $ 44,297,722     $  8,213,835      $ 14,971,432     $  6,813,385
   Investments, in affiliated mutual funds
     (identified cost $0, $0, $537,827 and
     $0, respectively) ....................               --               --           647,630               --
       Total Investments (identified cost
       $36,830,867, $7,486,232, $13,098,488,
       and $6,308,474, respectively).......       44,297,722        8,213,835        15,619,062        6,813,385
                                                ------------     ------------      ------------     ------------
   Foreign currency, at value (identified
     cost $474,414, $91,780, $0 and $0,
     respectively) ........................          483,043           95,236                --               --
   Receivables:
     Dividends and interest ...............          172,626            2,503            12,500           11,491
     Fund shares sold .....................          114,260               50            10,020               --
   Prepaid expenses .......................           53,138           22,297            33,445           11,741
                                                ------------     ------------      ------------     ------------
         Total assets .....................       45,120,789        8,333,921        15,675,027        6,836,617
                                                ------------     ------------      ------------     ------------
LIABILITIES:
   Payables:
     Accrued 12b-1 fees ...................            4,086           16,943             2,175            2,941
     Due to advisor .......................           22,129            6,141             8,278            4,049
     Due to custodian .....................            1,694              553               254              127
     Line of credit borrowing .............               --           11,856                --               --
     Fund shares redeemed .................          334,393          414,380                --               --
     Investments purchased ................        1,617,798               --           680,880          181,093
     Accrued expenses .....................           37,657           11,089            14,196            3,808
     Covered call options written, at value
       (premiums received $0, $0, $18,345
       and $0, respectively) ..............               --               --               250               --
                                                ------------     ------------      ------------     ------------
         Total liabilities ................        2,017,757          460,962           706,033          192,018
                                                ------------     ------------      ------------     ------------
NET ASSETS ................................     $ 43,103,032     $  7,872,959      $ 14,968,994     $  6,644,599
                                                ============     ============      ============     ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE:
   (2,629,142, 2,182,651, 1,077,497 and
     630,497 shares of beneficial interest
     outstanding, respectively, par value
     .01, unlimited shares authorized) ....     $      16.39     $       3.61      $      13.89     $      10.54
                                                ============     ============      ============     ============
SOURCE OF NET ASSETS:
   Paid-in capital ........................       31,046,104        7,471,475        11,909,989        6,124,623
   Undistributed net investment income ....        1,080,704               --                --           12,586
   Accumulated net realized gain (loss) on
     investments and foreign currency......        3,498,797         (329,600)          520,337            2,479
   Net unrealized appreciation on
     investments and foreign currency......        7,477,427          731,084         2,538,668          504,911
                                                ------------     ------------      ------------     ------------
                                                $ 43,103,032     $  7,872,959      $ 14,968,994     $  6,644,599
                                                ============     ============      ============     ============

    The accompanying notes are an integral part of the financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF OPERATIONS For the Year Ended October 31, 2004
--------------------------------------------------------------------------------

                                                                   Commonwealth                                        Commonwealth
                                                                    Australia/      Commonwealth     Commonwealth      Real Estate
                                                                 New Zealand Fund    Japan Fund       Global Fund    Securities Fund
                                                                 ----------------    ----------       -----------    ---------------
                                                                   For the Year     For the Year      For the Year   For the Period
                                                                       Ended            Ended            Ended            Ended
                                                                    October 31,      October 31,       October 31,       October 31,
                                                                        2004            2004              2004              2004*
                                                                 ----------------    ----------       -----------    ---------------
INVESTMENT INCOME:
       Interest (net of foreign taxes withheld of $40,489, $0,
       $0 and $0, respectively) ...............................     $   539,698      $    12,264      $    12,299      $     5,122
       Dividends (net of foreign taxes withheld of $217,067,
       $2,720, $0, and $0, respectively) ......................       1,017,946           47,553          176,179          119,097
       Dividends from affiliated mutual funds .................              --               --           12,789               --
                                                                    -----------      -----------      -----------      -----------
                 Total investment income ......................       1,557,644           59,817          201,267          124,219
                                                                    -----------      -----------      -----------      -----------

EXPENSES:
       Management fees ........................................         257,326           63,340           83,950           24,477
       Administration fees ....................................          71,004           71,000           70,092           49,000
       Custodian fees .........................................          82,559           11,442            8,661            3,030
       Distribution fees ......................................          85,775           21,113           27,940            8,159
       Insurance ..............................................          40,648           11,923           14,080            9,447
       Trustee fees and expenses ..............................          11,283           11,283           11,280            4,011
       Audit fees .............................................          26,022            5,608           10,789            2,257
       Legal fees .............................................          64,012           13,706           21,960            5,391
       Registration fees ......................................          23,598           17,820           23,753              538
       Pricing fees ...........................................          11,716           10,334            6,244            1,742
       Reports to shareholders ................................           5,453            1,839            1,943              605
       Interest expense .......................................          17,269           14,517              747               --
       Miscellaneous expense ..................................          23,372            9,278           10,167            4,779
                                                                    -----------      -----------      -----------      -----------
                 Total expenses ...............................         720,037          263,203          291,606          113,436
                                                                    -----------      -----------      -----------      -----------
                 Less: fees paid indirectly ...................          (3,362)          (3,830)          (5,402)          (1,803)
                                                                    -----------      -----------      -----------      -----------
                 Net expenses .................................         716,675          259,373          286,204          111,633
                                                                    -----------      -----------      -----------      -----------
                     Net investment income (loss) .............         840,969         (199,556)         (84,937)          12,586
                                                                    -----------      -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS:
       Net realized gain (loss) on:
             Investments, unaffiliated issuers ................       3,927,788          627,521          596,715            2,479
             Investments, affiliated mutual funds .............              --               --           44,636
             Option contracts written .........................              --           14,603           31,201               --
             Foreign currency transactions ....................         (59,100)          13,906               --               --
       Net change in unrealized appreciation (depreciation) on:
             Investments, unaffiliated issuers ................       1,979,425         (188,644)       1,183,904          504,911
             Investments, affiliated mutual funds .............              --               --           17,224
             Foreign currency transactions ....................          (6,978)           5,148               --               --
                                                                    -----------      -----------      -----------      -----------
       Net gain on investments and foreign currency ...........       5,841,135          472,534        1,873,680          507,390
                                                                    -----------      -----------      -----------      -----------

       Net increase in net assets resulting from operations ...     $ 6,682,104      $   272,978      $ 1,788,743      $   519,976
                                                                    ===========      ===========      ===========      ===========

* The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.

The accompanying notes are an integral part of the financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           Commonwealth Australia/New Zealand Fund
                                                           ----------------------------------------
                                                                For the Year     For the Year
                                                                    Ended            Ended
                                                               October 31, 2004  October 31, 2003
                                                               ----------------  ----------------
OPERATIONS:
        Net investment income ..............................     $    840,969      $    379,265
        Net realized gain on:
               Investments .................................        3,927,788         1,068,339
               Foreign currency transactions ...............          (59,100)          161,853
        Net change in unrealized appreciation (depreciation)
               on investments and foreign currency .........        1,972,447         5,228,839
                                                                 ------------      ------------
        Net increase in net assets resulting
               from operations .............................        6,682,104         6,838,296
                                                                 ------------      ------------

Distributions to shareholders from:
        Net investment income ..............................         (654,367)               --
        Net realized gain ..................................         (674,789)               --
                                                                 ------------      ------------
Total Distributions ........................................       (1,329,156)               --
                                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS:
        Increase in net assets from Fund share transactions         4,714,332        19,333,561
                                                                 ------------      ------------

Increase in net assets .....................................       10,067,280        26,171,857

NET ASSETS:
        Beginning of year ..................................       33,035,752         6,863,895
                                                                 ------------      ------------
        End of year ........................................     $ 43,103,032      $ 33,035,752
                                                                 ============      ============

Undistributed net investment income ........................     $  1,080,704      $    379,265
                                                                 ============      ============


                                                                    Commonwealth Japan Fund
                                                               ----------------------------------
                                                                For the Year     For the Year
                                                                    Ended            Ended
                                                               October 31, 2004  October 31, 2003
                                                               ----------------  ----------------
OPERATIONS:
        Net investment loss ................................     $  (199,556)     $  (198,972)
        Net realized gain (loss) on:
               Investments .................................         642,124          (41,272)
               Foreign currency transactions ...............          13,906            3,196
        Net change in unrealized appreciation (depreciation)
               on investments and foreign currency .........        (183,496)       1,452,925
                                                                 -----------      -----------
        Net increase in net assets resulting
               from operations .............................         272,978        1,215,877
                                                                 -----------      -----------

CAPITAL SHARE TRANSACTIONS:
        Increase in net assets from Fund share transactions          521,164        2,252,328
                                                                 -----------      -----------
        Increase in net assets .............................         794,142        3,468,205

NET ASSETS:
        Beginning of year ..................................       7,078,817        3,610,612
                                                                 -----------      -----------
        End of year ........................................     $ 7,872,959      $ 7,078,817
                                                                 ===========      ===========

The accompanying notes are an integral part of the financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Commonwealth Global Fund
                                                               ----------------------------------
                                                                For the Year     For the Year
                                                                    Ended            Ended
                                                               October 31, 2004  October 31, 2003
                                                               ----------------  ----------------
OPERATIONS:
        Net investment loss ................................     $    (84,937)     $   (111,613)
        Net realized gain (loss) on:
               Investments .................................          672,552           (67,278)
        Net change in unrealized appreciation (depreciation)
               on investments ..............................        1,201,128         1,337,540
                                                                 ------------      ------------
Net increase in net assets resulting from operations .......        1,788,743         1,158,649
                                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS:
        Increase in net assets from Fund share transactions         3,762,390         8,259,212
                                                                 ------------      ------------
        Increase in net assets .............................        5,551,133         9,417,861

NET ASSETS:
        Beginning of year ..................................        9,417,861                --
                                                                 ------------      ------------
        End of year ........................................     $ 14,968,994      $  9,417,861
                                                                 ============      ============


                                                Commonwealth Real Estate Securities Fund
                                                ----------------------------------------
                                                                 For the
                                                               Period Ended
                                                             October 31, 2004**
                                                             ------------------
OPERATIONS:
      Net investment income ..............................     $   12,586
      Net realized gain on:
             Investments .................................          2,479
      Net change in unrealized appreciation (depreciation)
             on investments ..............................        504,911
                                                               ----------
      Net increase in net assets resulting from operations        519,976
                                                               ----------
CAPITAL SHARE TRANSACTIONS:
      Increase in net assets from Fund share transactions       6,124,623
                                                               ----------
      Increase in net assets .............................      6,644,599
NET ASSETS:
      Beginning of year ..................................             --
                                                               ----------
      End of year ........................................     $6,644,599
                                                               ==========
      Undistributed net investment income ................     $   12,586
                                                               ==========

----------

*     The Commonwealth Global Fund commenced operations on December 3, 2002.

** The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.

    The accompanying notes are an integral part of the financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                           Commonwealth              Commonwealth
                                                                                    Australia/ New Zealand Fund       Japan Fund
                                                                                    ---------------------------    ----------------
                                                                                            For the Year             For the Year
                                                                                                Ended                   Ended
                                                                                          October 31, 2004         October 31, 2004
                                                                                          ----------------         ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net increase in net assets resulting from operations ........................     $   6,682,104              $     272,978
        Adjustments to reconcile net increases in net assets from operations to net cash used in operating activities:
               Purchase of investment securities ....................................       (15,660,433)                (6,873,319)
               Purchase of foreign currency .........................................       (25,615,334)                (2,519,373)
               Proceeds from sales of investment securities .........................        19,011,986                  5,776,161
               Proceeds from sales of foreign currency ..............................        25,889,665                  2,431,503
               Purchase of short-term investments, net ..............................        (9,009,013)                   (17,033)
               Proceeds from return of capital dividends ............................            13,894                         --
               Accretion of premium on debt securities, net .........................            50,858                         --
               Net change in unrealized appreciation (depreciation) during the
                      period on investments and foreign currency ....................        (1,972,447)                   183,496
               Net realized gain during the period on investments and
                      foreign currency ..............................................        (3,868,688)                  (656,030)
               Net realized gain (loss) on foreign currency translations ............           (53,218)                     9,996
               (Increase) decrease in:
                      Dividends and interest receivable .............................           (62,125)                    12,286
                      Prepaid expenses ..............................................           (15,637)                    (6,551)
                      Receivable for investments sold ...............................           280,402                    110,157
               Increase (decrease) in:
                      Accrued 12b-1 fees ............................................            (9,168)                    11,270
                      Due to advisor ................................................             3,595                      1,314
                      Due to custodian ..............................................             1,694                        553
                      Payable for investments purchased .............................           366,071                         --
                      Accrued expenses ..............................................           (15,157)                    (5,818)
                                                                                          -------------              -------------
        Net cash used in operating activities .......................................        (3,980,951)                (1,268,410)
                                                                                          -------------              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
        Increase in loan payable ....................................................                --                     11,856
        Proceeds from fund shares sold ..............................................       471,100,339                307,068,944
        Payment for fund shares redeemed ............................................      (466,892,010)              (305,812,390)
        Cash distributions paid .....................................................          (227,378)                        --
                                                                                          -------------              -------------
        Net cash provided by financing activities ...................................         3,980,951                  1,268,410
                                                                                          -------------              -------------
        Net increase (decrease) in cash .............................................                --                         --
                                                                                          -------------              -------------
CASH:
        Beginning balance ...........................................................                --                         --
                                                                                          -------------              -------------
        Ending balance ..............................................................     $          --              $          --
                                                                                          =============              =============
Supplemental disclosure of cash flow information:
        Interest paid ...............................................................     $      17,269              $      14,517
                                                                                          =============              =============

Non-cash financing activities not included herein consist of reinvestment of dividend distributions of $1,101,778 and $0 for the Commonwealth Australia/New Zealand and Commonwealth Japan Funds, respectively.

The accompanying notes are an integral part of these financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

                                                                         Commonwealth Australia/ New Zealand Fund
                                                          ------------------------------------------------------------------
                                                                               Years Ended October 31,
                                                          ------------------------------------------------------------------
                                                             2004           2003         2002          2001           2000
                                                          ----------     ----------    ---------     ---------     ---------
Net Asset Value, Beginning of Period ..................   $    14.44     $    10.39    $    8.53     $    7.19     $    9.27
                                                          ----------     ----------    ---------     ---------     ---------
Investment Operations:
       Net investment income (loss) ...................         0.26           0.17        (0.05)           --          0.03
       Net realized and unrealized gain (loss) on
          investments and foreign currency transactions         2.11           3.88         1.91          1.34         (2.05)
                                                          ----------     ----------    ---------     ---------     ---------
            Total from investment operations ..........         2.37           4.05         1.86          1.34         (2.02)
                                                          ----------     ----------    ---------     ---------     ---------
Distributions from:
       Net investment income ..........................        (0.21)            --           --            --         (0.06)
       Net realized capital gains .....................        (0.21)            --           --            --            --
                                                          ----------     ----------    ---------     ---------     ---------
            Total Distributions .......................        (0.42)            --           --            --         (0.06)
                                                          ----------     ----------    ---------     ---------     ---------
Net Asset Value, End of Period ........................   $    16.39     $    14.44    $   10.39     $    8.53     $    7.19
                                                          ==========     ==========    =========     =========     =========
Total Return ..........................................        16.70%         38.98%       21.81%        18.64%       (21.98)%

Ratios/Supplemental Data
       Net assets, end of period (in 000's) ...........   $   43,103     $   33,036    $   6,864     $   4,534     $   3,485
       Ratio of expenses to average net assets ........         2.10%(1)       2.53%        5.63%         5.74%         4.75%
       Ratio of net investment income (loss) ..........         2.44%(1)       1.87%       (0.56)%       (0.18)%        0.39%
       Portfolio turnover rate ........................           55%            78%          28%           28%           15%

-----------
(1) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 2.09% and 2.45%, respectively for the year ended October 31, 2004.

   The accompanying notes are an integral part of the financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

                                                                                    Commonwealth Japan Fund
                                                            ------------------------------------------------------------------------
                                                                                     Years Ended October 31,
                                                            ------------------------------------------------------------------------
                                                              2004            2003           2002            2001          2000
                                                            ---------       ---------      ---------      ---------      ---------
Net Asset Value, Beginning of Period ..................     $    3.98       $    3.37      $    4.12      $    5.64      $    6.88
                                                            ---------       ---------      ---------      ---------      ---------
Investment Operations:
       Net investment loss ............................         (0.09)          (0.11)         (0.20)            --          (0.14)
       Net realized and unrealized gain (loss) on
          investments and foreign currency transactions         (0.28)(2)        0.72          (0.55)         (1.52)         (1.10)
                                                            ---------       ---------      ---------      ---------      ---------
            Total from investment operations ..........         (0.37)           0.61          (0.75)         (1.52)         (1.24)
                                                            ---------       ---------      ---------      ---------      ---------
Net Asset Value, End of Period ........................     $    3.61       $    3.98      $    3.37      $    4.12      $    5.64
                                                            =========       =========      =========      =========      =========
Total Return ..........................................         (9.30)%         18.10%        (18.20)%       (26.95)%       (18.02)%

Ratios/Supplemental Data
       Net assets, end of period (in 000's) ...........     $   7,873       $   7,079      $   3,611      $   3,408      $   6,282
       Ratio of expenses to average net assets ........          3.13%(1)        4.78%          6.94%          5.57%          3.84%
       Ratio of net investment loss ...................         (2.42)%(1)      (3.89)%        (6.03)%        (3.97)%        (3.08)%
       Portfolio turnover rate ........................            77%             28%             5%            51%            14%

-----------
(1) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment loss to average daily net assets net of fees paid indirectly would have been 3.09% and (2.38)%, respectively for the year ended October 31, 2004.

(2) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain and loss items in the statement of operations, which net to a gain, primarily because of the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

    The accompanying notes are an integral part of the financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the periods indicated.

                                                             Commonwealth Global Fund
                                                      ---------------------------------------
                                                       For the Period       For the Period
                                                           Ended                 Ended
                                                      October 31,2004       October 31,2003*
                                                      ---------------------------------------
Net Asset Value, Beginning of Period .........          $    11.99            $   10.00
                                                        ----------            ---------
Investment Operations:
       Net investment loss ...................               (0.08)               (0.14)
       Net realized and unrealized gain on
          investments ........................                1.98                 2.13
                                                        ----------            ---------
            Total from investment operations .                1.90                 1.99
                                                        ----------            ---------
Net Asset Value, End of Period ...............          $    13.89            $   11.99
                                                        ==========            =========
Total Return .................................               15.85%               19.90%(2)

Ratios/Supplemental Data
       Net assets, end of period (in 000's) ..          $   14,969            $   9,418
       Ratio of expenses to average net assets                2.45%(3)             4.62%(1)
       Ratio of net investment loss ..........               (0.76)(3)            (2.96)(1)
       Portfolio turnover rate ...............                  44%                  11%

-----------
*     The Commonwealth Global Fund commenced operations on December 3, 2002.

(1)   Annualized

(2)   Aggregate total return, not annualized

(3) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment loss to average daily net assets net of fees paid indirectly would have been 2.40% and (0.71)%, respectively for the year ended October 31, 2004.

    The accompanying notes are an integral part of the financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

                                              Commonwealth Real Estate Securities Fund
                                              ----------------------------------------
                                                             For the Period
                                                                 Ended
                                                           October 31, 2004**
                                                           ------------------
Net Asset Value, Beginning of Period .................          $   10.00
                                                                ---------
Investment Operations:
   Net investment income .............................               0.02
   Net realized and unrealized gain
      on investments .................................               0.52
                                                                ---------
            Total from investment operations .........               0.54
                                                                ---------
Net Asset Value, End of Period .......................          $   10.54
                                                                =========
Total Return .........................................               5.40%(2)
Ratios/Supplemental Data
   Net assets, end of period (in 000's) ..............          $   6,645
   Ratio of expenses to average net assets ...........               3.45%(1,3)
   Ratio of net investment income ....................               0.33%(1,3)
   Portfolio turnover rate ...........................                  3%

-----------
** The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.

(1)   Annualized

(2)   Aggregate total return, not annualized

(3) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 3.40% and 0.38%, respectively for the period ended October 31, 2004.

    The accompanying notes are an integral part of the financial statements.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 2004
--------------------------------------------------------------------------------

Note 1 - Organization

         Commonwealth International Series Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Trust currently consists of four diversified series: the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund (each a "Fund" and collectively the "Funds"). The Real Estate Securities Fund became effective with the SEC on November 21, 2003 and commenced operations on January 5, 2004.

Note 2 - Investment Objectives

         The Australia/New Zealand Fund's investment objective is to seek long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of Australia and New Zealand issuers.

         The Japan Fund's investment objective is to seek long-term capital appreciation and income by investing in equity securities, including common and preferred stock, securities convertible into common stock, and debt securities of Japanese issuers.

         The Global Fund's investment objective is to seek long-term capital appreciation and current income by investing in U.S. and foreign equity securities, debt securities and securities convertible into common stock with a general focus on established companies in countries with developed economies.

         The Real Estate Securities Fund's investment objective is to seek long-term capital appreciation and current income by investing in common stock and other equity securities, including preferred stock and securities convertible into common stock, and debt securities of real estate industry companies.

Note 3 - Significant Accounting Policies

         The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A) Valuation of Securities - Portfolio securities, including option securities, which are traded on securities exchanges, are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sales price available, at the last current bid quotation. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the primary market for such security. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Fixed income securities are valued using market quotations or pricing services. Money Market securities are stated at amortized cost, which in the opinion of the Board of Trustees reflects fair value. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees. For the period from November 1, 2003 through October 31, 2004, there was one instance where securities in the Japan Fund were valued at fair value as determined by the Board of Trustees. The one occurrence of using fair value pricing was a result of the Japanese Stock Exchange having been closed during four consecutive U.S. trading days combined with material events occurring subsequent to the close of the last trading day in the Japanese market.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 2004 (continued)
--------------------------------------------------------------------------------

B) Currency Translation - For purposes of determining the Funds' net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) Accounting for Investments - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) Federal Income Taxes - No provision has been made for Federal income taxes since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes. Dividends or interest on foreign securities may be subject to the withholding of the country of domicile's income tax by tax treaty provisions or otherwise. Generally there are no foreign taxes applicable to the Funds' capital gains realized on foreign securities in their country of domicile.

E) Distributions to Shareholders - The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) Option Accounting Principles - When a Fund sells an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

      When a Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 2004 (continued)
--------------------------------------------------------------------------------

G) Forward Currency Contracts - Forward currency transactions are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and foreign currency. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counter parties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Funds entered into no forward currency contracts during the year ended October 31, 2004.

H) Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Funds' policy that their custodian bank take possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines realization of the collateral by the Funds may be delayed or limited.

I) Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 4 - Investment Advisory Fees, Administrative Fees and Other Transactions with Affiliates

      The Funds retain FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average daily net assets at the annual rate of 0.75%. During the year or period ended October 31, 2004, FCA received fees of $257,326, $63,340, $83,950 and $24,477 from the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively. Officers of the Trust are also officers of FCA.

      The Trust, on behalf of its series, has contracted with InCap Service Company ("ISC") to perform specified administrative, accounting, and transfer agent services for the Funds. For its services, ISC receives a monthly fee based on the average daily net assets at the annual rate of 0.20% for the first $25 million in assets, 0.15% on the next $25 million, 0.10% on the next $50 million, 0.075% on the next $300 million and 0.03% on assets exceeding $400 million. The Funds are subject to minimum fees of $5,917 per month for the Australia/New Zealand Fund, the Japan Fund and the Global Fund and $5,000 per month for the Real Estate Securities Fund. ISC is currently earning the minimum fees. During the year or period ended October 31, 2004, ISC received fees of $71,004, $71,000, $70,092, and $49,000 from the Australia/New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively. Officers of the Trust are also employees of ISC.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 2004 (continued)
--------------------------------------------------------------------------------

      InCap Securities, Inc. (the "Distributor"), an affiliate of the Transfer Agent, serves as Distributor of the Funds' shares. For its services, the Distributor receives a monthly fee of $1,667. The fees are allocated to the Funds based on their respective percentage of the Trusts' collective average net assets for each month. These fees are paid from accruals made with respect to the Service and Distribution Plan pursuant to Rule 12b-1. For the year ended October 31, 2004, the Distributor received fees of $20,000. Officers of the Distributor are also officers of ISC.

      The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse the Distributor for costs and expenses incurred with the distribution and marketing of shares of the Funds and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays the Distributor an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, the Distributor may reallocate to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. For the year or period ended October 31, 2004, the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund incurred $85,775, $21,113, $27,940, and $8,159, respectively in 12b-1 fees. Certain officers and trustees of the Funds, who are also officers and directors of the Adviser, the Administrator, or Distributor, received no compensation from the Funds. For the year ended October 31, 2004, trustees of the Funds who are not "interested persons" received trustees' fees of $44,400.

      The Trust has entered into a Commission Recapture Agreement (the "Agreement") with Fifth Third Bank (the Funds' custodian) and Fifth Third Securities, Inc. (an affiliated broker/dealer of the custodian). Under the Agreement, the Trust may recapture a portion of the commissions each Fund pays to Fifth Third Securities, Inc. for the purpose of paying eligible expenses incurred by the Funds. Recaptured amounts are based upon a rebate calculation detailed in the Agreement. During the year or period ended October 31, 2004, the Funds recaptured expenses of $3,362, $3,830, $5,402 and $1,803 for the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively. The recaptured amounts were applied to the amounts due under a separate Custody Service Agreement with the custodian. The custodian fees caption on the statement of operations and the expense ratios in the financial highlights include the amounts that would have been incurred by the Funds for such services had they paid for the services directly in arms-length transactions. Such amounts are also shown as a corresponding reduction in total expenses, captioned as "fees paid indirectly".

      The Global Fund invests a portion of its assets in both the Australia/New Zealand and Japan Funds. When computing both the Advisory fee and the 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in the Australia/ New Zealand Fund and the Japan Fund.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 2004 (continued)
--------------------------------------------------------------------------------

Note 5 - Investments in Affiliates

      The Global Fund invests in both the Australia/New Zealand Fund and the Japan Fund. The Funds are considered to be affiliated under the Investment Company Act of 1940 because they have the same Investment Adviser. Details of the Global Fund's holdings in the Australia/New Zealand and Japan Funds and related transactions during the year ended October 31, 2004 appear below.

                               Beginning                                     Ending      Dividend       Market
                                 shares       Purchases        Sales         Shares       Income*       Value
                                 ------       ---------        -----         ------      --------      --------
Australia/New Zealand Fund       16,874         14,581             --        31,455      $ 12,789      $515,544
Japan Fund                      104,366             --         67,777        36,589            --       132,086
                                                                                         --------      --------
                     Totals                                                              $ 12,789      $647,630
                                                                                         ========      ========

* Dividends received were reinvested into the Australia/New Zealand Fund. The Global Fund received 854 shares from the reinvested dividends.

Note 6 - Capital Stock

      At October 31, 2004 there were shares outstanding of 2,629,142, 2,182,651, 1,077,497, and 630,497 for the Australia/New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively. Transactions in capital stock were as follows:

                                                          Commonwealth Australia/New Zealand Fund
                                    -------------------------------------------------------------------------------------
                                                 Year Ended                                     Year Ended
                                              October 31, 2004                                October 31, 2003
                                    -------------------------------------           -------------------------------------
                                       SHARES                  DOLLARS                 SHARES                 DOLLARS
                                    -------------           -------------           -------------           -------------
Shares sold ..............             31,487,072           $ 470,812,285              21,722,143           $ 273,840,292
Shares reinvested ........                 74,344               1,101,778
Shares redeemed ..........            (31,220,737)           (467,199,731)            (20,094,363)           (254,506,731)
                                    -------------           -------------           -------------           -------------
   Net Increase (Decrease)                340,679           $   4,714,332               1,627,780           $  19,333,561
                                    =============           =============           =============           =============

                                                                 Commonwealth Japan Fund
                                    -------------------------------------------------------------------------------------
                                                 Year Ended                                     Year Ended
                                              October 31, 2004                                October 31, 2003
                                    -------------------------------------           -------------------------------------
                                       SHARES                  DOLLARS                 SHARES                 DOLLARS
                                    -------------           -------------           -------------           -------------
Shares sold ..............             79,015,421           $ 306,633,994              40,234,402           $ 141,049,183
Shares redeemed ..........            (78,612,553)           (306,112,830)            (39,524,827)           (138,796,855)
                                    -------------           -------------           -------------           -------------
   Net Increase (Decrease)                402,868           $     521,164                 709,575           $   2,252,328
                                    =============           =============           =============           =============


                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 2004 (continued)
--------------------------------------------------------------------------------

                                                                Commonwealth Global Fund
                                    -------------------------------------------------------------------------------------
                                                 Year Ended                                     Period Ended
                                              October 31, 2004                                October 31, 2003
                                    -------------------------------------           -------------------------------------
                                       SHARES                  DOLLARS                 SHARES                 DOLLARS
                                    -------------           -------------           -------------           -------------
Shares sold ..............              3,021,196           $  39,343,626                 936,629           $   9,898,108
Shares redeemed ..........             (2,729,312)            (35,581,236)               (151,016)             (1,638,896)
                                    -------------           -------------           -------------           -------------
   Net Increase ..........                291,884           $   3,762,390                 785,613           $   8,259,212
                                    =============           =============           =============           =============

                                    Commonwealth Real Estate Securities Fund
                                    ----------------------------------------
                                                 Period Ended
                                              October 31, 2004
                                    -------------------------------------
                                       SHARES                  DOLLARS
                                    -------------           -------------
Shares sold ..............                640,410           $   6,224,940
Shares redeemed ..........                 (9,913)               (100,317)
                                    -------------           -------------
   Net Increase ..........                630,497           $   6,124,623
                                    =============           =============

Note 7 - Purchases and Sales of Securities

      Purchases and sales of investment securities (excluding short-term securities) by the Funds for the year from November 1, 2003 to October 31, 2004 for the Australia/New Zealand Fund, the Japan Fund, and the Global Fund, and for the period from January 5, 2004 to October 31, 2004 for the Real Estate Securities Fund were as follows:

                                      Purchases              Sales
                                     -----------          -----------
Australia/New Zealand Fund           $15,660,433          $19,011,986
Japan Fund .......................     6,873,319            5,776,161
Global Fund ......................     7,828,714            5,012,154
Real Estate Securities Fund ......     5,551,182              108,221

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 2004 (continued)
--------------------------------------------------------------------------------

Note 8 - Options Written by the Japan Fund and the Global Fund

      A call option gives the holder the right to buy the underlying stock from the writer (the Funds) at a specified price within a fixed period of time. Therefore, the securities held by the Funds against which options are written may not be traded and are held in escrow by the custodian.

      Written option activity for the year ended October 31, 2004 was as follows:

                                                                  Commonwealth Japan Fund
                                                                ---------------------------
                                                                Number of         Amount of
                                                                 Options           Premium
                                                                --------          ---------
Options outstanding at October 31, 2003 .................            127            $14,603
Options written .........................................             --                 --
                                                                --------           --------
Options expired .........................................           (127)           (14,603)
Options covered .........................................             --                 --
                                                                --------           --------
Options outstanding at October 31, 2004 .................             --            $    --
                                                                ========           ========

                                                                 Commonwealth Global Fund
                                                                ---------------------------
                                                                Number of         Amount of
                                                                 Options           Premium
                                                                --------          ---------
Options outstanding at October 31, 2003 ..............               178           $ 38,264
Options written ......................................               105             26,839
Options expired ......................................              (186)           (39,099)
Options covered ......................................               (47)            (7,659)
                                                                --------           --------
Options outstanding at October 31, 2004 ..............                50           $ 18,345
                                                                ========           ========

The aggregate market value at October 31, 2004 of securities subject to call options is $104,350 or approximately 0.70% of net assets for the Global Fund.

Note 9 - Tax Matters

      As of October 31, 2004, the components of distributable earnings on a tax basis for the Funds were as follows:

                                                 Undistributed
                               Undistributed   Long-Term Capital   Capital Loss     Unrealized     Distributable
                              Ordinary Income       Gains         Carryforwards    Appreciation      Earnings
                              ---------------  -----------------  -------------    ------------    -------------
Australia/New Zealand Fund      $ 2,203,689      $ 2,375,812      $        --      $ 7,477,427     $12,056,928
Japan Fund ................              --               --         (328,303)         729,787         401,484
Global Fund ...............         276,742          247,748               --        2,534,515       3,059,005
Real Estate Securities Fund          16,585               --               --          503,391         519,976

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 2004 (continued)
--------------------------------------------------------------------------------

      The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The difference between book basis undistributed net investment income and tax basis undistributed ordinary income is attributable primarily to differing book/tax treatment of short term capital gains.

      As of October 31, 2004, the Funds had capital loss carryforwards and loss deferrals available for federal income tax purposes and utilized capital loss carryforwards and losses previously deferred during the year or period ended October 31, 2004 as follows:

                                      Capital Loss Carryforwards
                                           Expiring October 31,                                Carryforward and
                                   ----------------------------------------                    Deferred Losses     Deferred for
                                     2006            2009            2011           Total          Utilized        Tax Purposes
                                   --------        --------        --------        --------    -----------------   -------------
Australia/New Zealand Fund         $     --        $     --        $     --        $     --        $ 16,907        $     --
Japan Fund ..................         22,502         261,843          43,958         328,303         643,421           1,297
Global Fund .................            --              --              --              --          67,278           4,153
Real Estate Securities Fund..            --              --              --              --              --           1,520

         The losses deferred for tax purposes consist of losses deferred on wash sales.

         For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) of investments at October 31, 2004 for each fund:

                                                         Gross              Gross                 Net
                                      Cost            Appreciation       Depreciation        Appreciation
                                   -----------        ------------       ------------        ------------
Australia/New Zealand Fund         $36,830,867        $ 7,547,324        $   (80,469)        $ 7,466,855
Japan Fund ..................        7,487,529            981,024           (254,718)            726,306
Global Fund .................       13,084,296          2,707,764           (173,249)          2,534,515
Real Estate Securities Fund..        6,309,994            536,266            (32,875)            503,391

         The tax character of distributions paid for the year ended October 31, 2004 and for the year ended October 31, 2003 were as follows:

                                                      October 31, 2004
                                  ---------------------------------------------------------
                                                        Long Term      Total Distributions
                                  Ordinary Income     Capital Gains            Paid
                                  ---------------     -------------    --------------------
Australia/New Zealand Fund...       $1,329,156          $    --             $1,329,156

         There were no distributions paid for the Japan Fund, the Global Fund or the Real Estate Securities Fund during the year or period ended October 31, 2004.

         There were no distributions paid for the Australia/New Zealand Fund, the Japan Fund, or the Global Fund during the year or period ended October 31, 2003.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 2004 (continued)
--------------------------------------------------------------------------------

Note 10 - Revolving Credit Agreement

         The Trust has entered into a Revolving Credit Agreement with Fifth Third Bank (the "Bank"). Pursuant to the terms of the Agreement, the Bank extends to the Trust, a line of credit facility under which the Bank may make loans to the Trust on behalf of the Funds from time to time in an amount up to $10,000,000 as a temporary measure for extraordinary or emergency purposes based on instructions received from any authorized representative of the Trust. The Trust shall not at any time incur borrowings with respect to the Funds such that the aggregate loans then outstanding under this line of credit facility would exceed $10,000,000. Any principal balance outstanding shall bear interest at the Federal Funds Rate of the Bank in effect at that time. As of October 31, 2004, the Japan Fund had $11,856 of outstanding loans with an interest rate of 3.35% and a due date of November 1, 2004. There were no loans outstanding for the Australia/New Zealand Fund, Global Fund and the Real Estate Securities Fund as of October 31, 2004. The average amount of borrowings and the average interest rate on those borrowings by the Trust during the year ended October 31, 2004 were as follows:

                                                   Average          Average
                                                  Principal      Interest Rate
                                                -----------      -------------
Australia/New Zealand Fund .............        $  1,272,939          1.37%
Japan Fund .............................             847,286          1.73%
Global Fund ............................              19,821          2.68%

         There were no loans made to the Real Estate Securities Fund during the period ended October 31, 2004.

Note 11 - Reclass of Capital Accounts

          In accordance with accounting pronouncements, the Australia/New Zealand, Japan and Global Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2004, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

                                 Undistributed Net    Net Realized Gain
                                 Investment Income   (Accumulated Losses)   Paid-in Capital
                                 -----------------   --------------------   ---------------
Australia/New Zealand Fund...       $ 514,837           $(514,837)            $      --
Japan Fund ..................         199,556             (13,906)             (185,650)
Global Fund .................          84,937             (84,937)                   --

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 2004 (continued)
--------------------------------------------------------------------------------

Note 12 - Subsequent Event

          The Funds declared the following dividends and realized gain distributions per share on December 28, 2004, payable on December 29, 2004 to shareholders of record as of December 28, 2004.

                                 Dividends from Net    Distributions from
                                 Investment Income       Realized Gains
                                 ------------------    -------------------
Australia/New Zealand Fund ....     $    0.481              $    1.244
Global Fund ...................             --                   0.447
Real Estate Securities Fund ...          0.065                   0.006

Note 13 - Contingencies and Commitments

          In the normal course of business, the Funds enter into contracts that contain various representations and warrantees and provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. However, based on experience, the Funds consider the risk of loss from such potential claims to be remote.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Commonwealth International Series Trust
Houston, Texas

We have audited the statements of assets and liabilities of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest of Commonwealth International Series Trust, including the schedules of investments, as of October 31, 2004, and the related statements of operations for each series for the year or period then ended, the statements of changes in net assets for each series for each of the years or periods in the two year period then ended, the statements of cash flows for the Commonwealth Australia/New Zealand Fund and Commonwealth Japan Fund for the year then ended and the financial highlights for each series for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund as of October 31, 2004, the results of the operations of each series for the year or period then ended, the changes in the net assets of each series for each of the years or periods in the two year period then ended, the results of the cash flows of the Commonwealth Australia/New Zealand Fund and Commonwealth Japan Fund for the year then ended and the financial highlights of each series for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.


                                                BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
December 28, 2004

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

TRUSTEES AND OFFICERS (Unaudited)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           Portfolios in   Other
                                       Term of                                             Complex         Directorships
                                       Office and                                          Overseen by     Held By
                        Position(s)    Length of         Principal Occupation(s) for       Trustee/        Trustee/
Name, Age and Address   With Fund      Time Served       the Last Five Years               Officer         Officer
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------
Robert Scharar(1), 56   President,     Indefinite        Investment manager/Attorney/CPA;  4               United
5847 San Felipe         Interested     until             President, FCA Corp.                              Dominion
Suite 850               Trustee        successor                                                           Realty Trust
Houston, TX  77057                     elected and
                                       qualified; 4
                                       years.
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------
John Akard, Jr., 38     Independent    Indefinite        Attorney/CPA                      4               None
5847 San Felipe         Trustee        until
Suite 850                              successor
Houston, TX  77057                     elected and
                                       qualified; 4
                                       years.
------------------------------------------------------------------------------------------------------------------------
Kathleen Kelly, 52      Independent    Indefinite        Consultant                        4               None
5847 San Felipe         Trustee        until
Suite 850                              successor
Houston, TX  77057                     elected and
                                       qualified; 4
                                       years.
------------------------------------------------------------------------------------------------------------------------
Jack Ewing, 64          Independent    Indefinite        Professor                         4               None
5847 San Felipe         Trustee        until
Suite 850                              successor
Houston, TX  77057                     elected and
                                       qualified; 4
                                       years.
------------------------------------------------------------------------------------------------------------------------

(1) Robert Scharar is considered an "interested person" of the Funds' because of his affiliation with the Fund's Investment Advisor as the sole shareholder of that Advisor.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                  Portfolios in   Other
                                        Term of                                                   Complex         Directorships
                                        Office and                                                Overseen by     Held By
                           Position(s)  Length of      Principal Occupation(s) for                Trustee/        Trustee/
Name, Age and Address      With Fund    Time Served    the Last Five Years                        Officer         Officer
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
-------------------------------------------------------------------------------------------------------------------------------
Larry E. Beaver, Jr., 35   Treasurer    2003-current   Manager Fund Accounting, InCap             4               None
630-A Fitzwatertown Rd.                                Service Co., May 2003 to present;
Willow Grove, PA  19090                                Supervisor Fund Accounting, InCap
                                                       Service Co., October 2001 to
                                                       April 2003; Accountant, PFPC,
                                                       Inc., March 1998 to September
                                                       2001.
-------------------------------------------------------------------------------------------------------------------------------
Charles R. Ropka, 41       Secretary    2003-current   Attorney, Rabil & Ropka, LLC               4               None
1010 Kings Hwy. S.
Building 2, Suite B
Cherry Hill, NJ  08034
-------------------------------------------------------------------------------------------------------------------------------
David F. Ganley, 56        Assistant    2003-current   Managing Director, InCap Group, Inc.;      4               Officer,
630-A Fitzwatertown Rd.    Secretary                   Chief Admin. Officer, InCap Service Co.;                   Capstone
Willow Grove, PA  19090                                President & Treasurer, InCap Securities,                   Funds
                                                       Inc.
-------------------------------------------------------------------------------------------------------------------------------
Bonnie Bingham, 55         Assistant    2003-current   Administrator & Private Coordinator,       4               None
5847 San Felipe            Secretary                   FCA Corp.
Suite 850
Houston, TX  77057
-------------------------------------------------------------------------------------------------------------------------------

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898; and on the Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, 2004 is available without charge, upon request, by calling 888-345-1898; and on the Commission's website at http://www.sec.gov.

                           Commonwealth International
                                  Series Trust

                           5847 San Felipe, Suite 850
                              Houston, Texas 77057
                                 1-888-345-1898


                               INVESTMENT ADVISOR
                                   FCA Corp.
                           5847 San Felipe, Suite 850
                               Houston, TX 77057
                                 1-703-781-2856
                                www.fcacorp.com


                         ADMINISTRATOR & TRANSFER AGENT

                             InCap Service Company
                            630-A Fitzwatertown Road
                          Willow Grove, PA 19090-1904


                                  DISTRIBUTOR

                             InCap Securities, Inc.
                            630-A Fitzwatertown Road
                          Willow Grove, PA 19090-1904


                                 CUSTODIAN BANK

                                Fifth Third Bank
                               Fifth Third Center
                            38 Fountain Square Plaza
                              Cincinnati, OH 45263


                              INDEPENDENT AUDITORS

                        Briggs, Bunting & Dougherty, LLP
                        Two Penn Center Plaza, Suite 820
                          Philadelphia, PA 19102-1732


                                 LEGAL COUNSEL

                               Rabil & Ropka, LLC
                           1010 Kings Highway, South
                             Building Two, Suite B
                             Cherry Hill, NJ 08034

ITEM 2.   CODE OF ETHICS.
          A copy of the Code of Ethics is available free of charge, upon request, by contacting the fund directly.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.
          The fund's financial expert is John Akard, Jr. and he is independent.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.
          Commonwealth International Series Trust


                                    2003               2004
                                  --------------------------
A    Audit Fees                    31,815             45,155
B    Audit Related Fees                --                 --
C    Tax Fees                       4,500              6,000
D    All Other Fees                    --                 --

E Commonwealth International Series Trust does have pre-approval policies and procedures. 100% of service described in b through d were pre-approved by the audit committee

F    Not applicable - All work performed by BBD's principal employees

G    Not applicable

H    Not applicable




ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
          Not applicable


ITEM 6.   SCHEDULE OF INVESTMENTS
          Not applicable


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable Fund is an open-end management investment company.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
          None


ITEM 11.  CONTROLS AND PROCEDURES.
          (a)The registrant's principal executive officer and principal financial officer has concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

          (b)There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12.  EXHIBITS
          (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

          (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Commonwealth International Series Trust


                                        By /s/ Robert W. Scharar
                                           -------------------------------------
                                           Robert W. Scharar
                                           President

Date  February 1, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the Following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                        By /s/ Robert W. Scharar
                                           -------------------------------------
                                           Robert W. Scharar
                                           President

Date  February 1, 2005


                                        By /s/ Larry E. Beaver, Jr.
                                           -------------------------------------
                                           Larry E. Beaver, Jr.
                                           Treasurer

Date  February 1, 2005